    As filed with the Securities and Exchange Commission on May 10, 2002
                                                     1933 Act File No. 333-76788
                                                     1940 Act File No. 811-6629
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                            (CHECK APPROPRIATE BOXES)

           [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        [x] PRE-EFFECTIVE AMENDMENT NO. 1


                        [ ] POST-EFFECTIVE AMENDMENT NO.

                                     and/or

       [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             [x] AMENDMENT NO. 13



                        MANAGED MUNICIPALS PORTFOLIO INC.
--------------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter


                                125 Broad Street
                            New York, New York 10004
--------------------------------------------------------------------------------
    Address of Principal Executive Offices (Number, Street, City, State and
                                   Zip Code)

                                (212) 291-3776
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code


                          Christina T. Sydor, Secretary
                       300 First Stamford Place, 4th Floor
                            Stamford, CT 06902-6732
--------------------------------------------------------------------------------
Name and Address (Number, Street, City, State and Zip code) of Agent for Service



                          COPIES OF COMMUNICATIONS TO:

 Burton M. Leibert, Esq.                                Sarah E. Cogan, Esq.
 Willkie Farr & Gallagher                           Simpson Thacher & Bartlett
    787 Seventh Avenue                                425 Lexington Avenue
 New York, New York 10019                            New York, New York 10017



APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                                                   PROPOSED          PROPOSED
                                                     AMOUNT        MAXIMUM            MAXIMUM
                                                      BEING     OFFERING PRICE       AGGREGATE          AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED               REGISTERED    PER UNIT/(1)/    OFFERING PRICE   REGISTRATION FEE/(2)/
Municipal Auction Rate Cumulative
Preferred Stock, par value $.001 per share
  Series M, Series T, Series W, Series Th
  and Series F                                       10,000        $25,000        $250,000,000           $24,470


(1) As calculated pursuant to Rule 457 (c) under the Securities Act of 1933, as amended.


(2) Wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement. Of the required registration fee, $2,390 was wired in connection with the initial filing of the Registration Statement and $22,080 was wired in connection with the filing of this pre-effective amendment No. 1 to this Registration Statement.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                        MANAGED MUNICIPALS PORTFOLIO INC.
                                    Form N-2

                              Cross-Reference Sheet

                               Part A - Prospectus

Items in part A of Form N-2                                    Location in Prospectus
---------------------------                                    ----------------------
1.  Outside Front Cover ....................................   Front Cover Page
2.  Cover Pages; Other Offering Information ................   Front Cover Page; Outside Back Cover Page
3.  Fee Table and Synopsis .................................   Prospectus Summary
4.  Financial Highlights ...................................   Financial Highlights
5.  Plan of Distribution ...................................   Front Cover Page; Prospectus Summary; Underwriting
6.  Selling Shareholders ...................................   Not Applicable
7.  Use of Proceeds ........................................   Use of Proceeds
8.  General Description of the Registrant ..................   Front Cover Page; Prospectus Summary; The Fund; The
                                                               Fund's Investments; Risk Factors; How the Fund
                                                               Manages Risk; Description of Preferred Shares;
                                                               Description of Common Stock
9.  Management .............................................   Prospectus Summary; The Fund; Financial Highlights;
                                                               The Fund's Investments; How the Fund Manages Risk;
                                                               Management of the Fund; Custodian, Transfer Agent,
                                                               Dividend Paying Agent and Registration Agent
10.  Capital Stock, Long-Term Debt, and Other
     Securities ............................................   Prospectus Summary; Capitalization; The Fund's
                                                               Investments; Risk Factors; Description of Preferred
                                                               Shares; Description of Common Stock; Repurchase of
                                                               Common Stock; Conversion to Open-End Fund; Tax Matters

11.  Defaults and Arrears on Senior Securities .............   Not Applicable
12.  Legal Proceedings .....................................   Not Applicable
13.  Table of Contents of the Statement of Additional
     Information ...........................................   Table of Contents of the Statement of Additional
                                                               Information

                  Part B - Statement of Additional Information

14.  Cover Page ............................................   Front Cover Page
15.  Table of Contents .....................................   Front Cover Page
16.  General Information and History .......................   General Information
17.  Investment Objective and Policies .....................   The Fund's Investments; Investment Restrictions
18.  Management ............................................   Investment Manager; Management of the Fund
19.  Control Persons and Principal Holders of Securities ...   Principal Stockholders
20.  Investment Advisory and Other Services ................   Investment Manager; Experts; Custodian, Transfer
                                                               Agent, Dividend Paying Agent and Registration Agent;
                                                               Principal Stockholders



21.  Brokerage Allocation and Other Practices .............   Investment Manager
22.  Tax Status ...........................................   Tax Matters
23.  Financial Statements .................................   Experts

PART C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                   SUBJECT TO COMPLETION, dated May 10, 2002





P R O S P E C T U S



                                 $250,000,000


                       Managed Municipals Portfolio Inc.


    Municipal Auction Rate Cumulative Preferred Stock ("Preferred Shares")






                            2,000 Shares, Series M


                            2,000 Shares, Series T


                            2,000 Shares, Series W


                            2,000 Shares, Series Th


                            2,000 Shares, Series F


                   Liquidation Preference $25,000 Per Share


                               -----------------


Managed Municipals Portfolio Inc., or the Fund, is offering 2,000 shares of Series M, 2,000 shares of Series T, 2,000 shares of Series W, 2,000 shares of Series Th and 2,000 shares of Series F Municipal Auction Rate Cumulative Preferred Stock, or Preferred Shares. The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Fund invests primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment. Investment grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization. There is no assurance that the Fund will achieve its investment objective.





Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such Preferred Shares. The dividend rate for the initial rate period for each series
of Preferred Shares offered in this Prospectus will be    % per year for Series
M,    % per year for Series T,    % per year for Series W,    % per year for
Series Th and    % per year for Series F. For each subsequent period for the applicable series, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. The auction is usually held weekly. Investors in Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this Prospectus and in the Statement of Additional Information. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares -- Redemption."




                               -----------------


Investing in Preferred Shares involves certain risks. See "Risk Factors" beginning on page 13.



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                               -----------------




                                               Per
                                              Share     Total
                                             ------- ------------
Public Offering Price                        $25,000 $250,000,000
Sales Load                                   $   250 $  2,500,000
Proceeds to Fund/(1)/ (before expenses)      $24,750 $247,500,000





--------



(1)Not including offering expenses payable by the Fund, estimated to be $293,000.





The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.



The underwriter is offering Preferred Shares subject to certain conditions. The underwriter expects to deliver Preferred Shares to an investor's broker-dealer, in book-entry form through the Depository Trust and Clearing Corporation, on or
about      , 2002.






                               -----------------


                             Salomon Smith Barney




          , 2002

   Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.



   Preferred Shares will be senior to shares of the Fund's outstanding Common Stock, par value $.001 per share. The Fund's Common Stock is traded on the New York Stock Exchange under the symbol "MMU." It is a condition of the closing of this offering that Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. and "AAA" from Fitch, Inc.



   This Prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this Prospectus before you invest and keep it for future reference. The Fund's Statement of
Additional Information, dated           , 2002, contains additional information
about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the Statement of Additional Information by calling the Fund at 1-800-331-1710, or by writing to the Fund at 125 Broad Street, New York, New York 10004. A table of contents to the Statement of Additional Information is located at page 35 of this Prospectus. The Statement of Additional Information is also available, along with other Fund-related materials, on the Securities and Exchange Commission's Web site (http://www.sec.gov).


                               -----------------

   You should rely only on the information contained in or incorporated by reference into this Prospectus. Neither the Fund nor the underwriter has authorized anyone to provide you with different information. If anyone provides you with different information, you should not rely on it. Neither the Fund nor the underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial conditions, results of operations and prospects may have changed since that date.



                               TABLE OF CONTENTS



                                                                      Page
                                                                      ----
     Prospectus Summary..............................................   1
     Financial Highlights............................................   6
     The Fund........................................................   7
     Use of Proceeds.................................................   7
     Capitalization..................................................   8
     Portfolio Composition...........................................   8
     The Fund's Investments..........................................   9
     Risk Factors....................................................  13
     How the Fund Manages Risk.......................................  17
     Management of the Fund..........................................  18
     Description of Preferred Shares.................................  19
     The Auction.....................................................  27
     Description of Common Stock.....................................  30
     Certain Provisions in the Charter and Bylaws....................  30
     Repurchase of Common Stock; Conversion to Open-End Fund.........  31
     Tax Matters.....................................................  32
     Custodian, Transfer Agent, Dividend Paying Agent, Auction Agent
       and Registrar.................................................  33
     Underwriting....................................................  33
     Legal Opinions..................................................  34
     Additional Information..........................................  34
     Table of Contents for the Statement of Additional Information...  35
     Further Information.............................................  36
     Appendix A...................................................... A-1

                              PROSPECTUS SUMMARY


   The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the Statement of Additional Information and the Fund's Articles Supplementary Establishing and Creating the Rights and Preferences of Shares of Municipal Auction Rate Cumulative Preferred Stock (the "Articles Supplementary"). Cross references in this summary are to headings in the body of this Prospectus or the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Glossary appended as Appendix B to the Statement of Additional Information.



The Fund................   Managed Municipals Portfolio Inc. (the "Fund") is a
                           non-diversified, closed-end management investment company. The Fund's principal office is located at 125 Broad Street, New York, New York 10004 and its telephone number is 1-800-331-1710. See "The Fund."
                           The Fund's outstanding shares of common stock, par value $.001 per share (the "Common Stock"), are listed on the New York Stock Exchange (the
                           "Exchange") under the symbol "MMU." See "Description of Common Stock." As of April 29, 2002, the Fund had
                           41,855,575 shares of Common Stock outstanding and net assets of $490,049,222.



Investment Objective and
  Investment Strategies.   The Fund's investment objective is to seek as high a
                           level of current income exempt from federal income tax as is consistent with the preservation of principal. This income, if any, will be distributed to common shareholders after the satisfaction of the Fund's obligation to pay dividends on Preferred
                           Shares. The Fund seeks to achieve its objective by investing primarily in investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations).



                           Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal obligations rated investment grade at the time of investment. This is a fundamental policy of the Fund and cannot be changed without shareholder approval. Investment grade debt securities are those rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). There is no assurance that the Fund will achieve its investment objective. See "The Fund's Investments."



                           The Fund's investments are subject to
                           diversification, liquidity and related guidelines established in connection with the Fund's receipt from Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch") of ratings of "Aaa" and "AAA", respectively, for Preferred Shares.



                           Ratings issued by NRSROs, including Moody's and Fitch, do not eliminate or mitigate the risk of investing in the Fund's securities.



Investment Manager......   Smith Barney Fund Management LLC (formerly known as
                           SSB Citi Fund Management LLC) ("Smith Barney" or the
                           "Manager") serves as the Fund's investment manager.
                           Smith Barney selects and manages the

                           Fund's investments in accordance with the Fund's investment objective and policies. The Fund pays Smith Barney for the investment management services it provides to the Fund a monthly fee in arrears equal on an annual basis to 0.70% of the Fund's average daily total net assets. For purposes of calculating the management fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average daily total net assets. In addition, Smith Barney serves as the Fund's administrator and is paid an administrative fee by the Fund that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Fund's average daily total net assets. Smith Barney is a wholly-owned subsidiary of Citigroup Inc.



                           Smith Barney intends to reduce its aggregate management and administrative fees to 0.65%, on an annual basis, on those assets of the Fund equal to the product of the number of Preferred Shares outstanding multiplied by the liquidation value of such shares upon the issuance of Preferred Shares. The blended aggregate management and administrative fees after the issuance of Preferred Shares, based on the Fund's current net assets and including the proceeds of the $250,000,000 of Preferred Shares to be issued pursuant to this Prospectus, would equal 0.82%. Smith Barney currently has instituted a voluntary fee waiver. Smith Barney intends to reduce or eliminate this waiver of fees as soon as practicable, while taking into account the effect on the Fund and its shareholders of changes in the waiver. Moreover, Smith Barney may waive additional fees from time to time solely in its discretion. See "Management of the Fund" and "Underwriting."



The Offering............   The Fund is offering 2,000 shares of Series M, 2,000
                           shares of Series T, 2,000 shares of Series W, 2,000 shares of Series Th and 2,000 shares of Series F of Municipal Auction Rate Cumulative Preferred Stock at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Except as described in this Prospectus, each series has the same rights and preferences and is offered on the same terms. Preferred Shares are being offered by Salomon Smith Barney Inc. as the underwriter (the
                           "Underwriter"). Salomon Smith Barney Inc. is an affiliate of the Manager and a wholly-owned subsidiary of Citigroup Inc. See "Underwriting."




Risk Factors Summary....   Risk is inherent in all investing. Therefore, before
                           investing in Preferred Shares, you should consider carefully certain risks. The primary risks of investing in Preferred Shares are:


                           . if an auction for a series fails, you may not be
                             able to sell some or all of your shares;


                           . because of the nature of the market for Preferred
                             Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                           . a rating agency could downgrade the rating
                             assigned to Preferred Shares, which could affect liquidity;

                           . the Fund may be forced to redeem your shares to
                             meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

                           . in extraordinary circumstances, the Fund may not
                             earn sufficient income from its investments to pay dividends on Preferred Shares;

                           . if the Fund redeems your Preferred Shares, you may
                             not be able to find as good a yield on an investment with similar terms and quality;

                           . if long-term interest rates rise, or if the value
                             of the Fund's investment portfolio declines for other reasons, the asset coverage for Preferred Shares will be reduced; and

                           . if an issuer of a municipal bond in which the Fund
                             invests is downgraded or defaults, there may be a negative impact on the income and/or net asset value of the Fund's portfolio.

                           For additional general risks of investing in the Fund and Preferred Shares, see "Risk Factors" below.


Trading Market..........   Preferred Shares are not listed on an exchange.
                           Instead, you may buy or sell each series of Preferred Shares at an auction that normally is held weekly by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.



                           In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so and may discontinue such market activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.



                           The auction date for each series will be a business day. The table below sets forth, for each series of Preferred Shares, the first auction date and the business day that will normally be the auction day for subsequent auctions of such series.



                                                 Subsequent
                     Series   First Auction Date Auction Day
                    --------- ------------------ -----------
                    Series M             , 2002   Monday
                    Series T             , 2002   Tuesday
                    Series W             , 2002   Wednesday
                    Series Th            , 2002   Thursday
                    Series F             , 2002   Friday



                           The first auction date for each series of Preferred Shares will be the business day before the dividend payment date for the initial rate period for the respective series of Preferred Shares. The start date for subsequent rate periods normally will be the following business day, typically a Tuesday for Series M, a Wednesday for Series T, a Thursday for Series W, a Friday for Series Th and a Monday for Series F, unless the then-current rate period for the applicable series is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period for the applicable series is not a business day.

Dividends and Rate
  Periods...............   The table below shows the dividend rate for the
                           initial rate period for each series of Preferred
                           Shares offered in this Prospectus. For subsequent rate periods, each series of Preferred Shares will pay dividends based on rates set at auctions, normally held weekly. In most instances dividends for each series of Preferred Shares are also paid weekly, on the first business day following the end of the rate period. The rate set at auction for each series of Preferred Shares will not exceed the Maximum Rate. See "Description of Preferred
                           Shares -- Dividends and Dividend Periods -- General."





                           The table below also sets forth, for each series of Preferred Shares, the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial rate period and the day on which subsequent dividends will normally be paid. If the day on which dividends are payable for a particular series is not a business day, then dividends for that series will be paid on the first business day that falls after that day.



                           Finally, the table below shows the number of days of the initial rate period for each series of Preferred Shares. Subsequent rate periods generally will be seven days. The dividend payment date for special rate periods of more than 28 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Designation of Special Rate Periods."




                         Date of      Dividend
              Initial  Accumulation Payment Date Subsequent  Number of Days
              Dividend  at Initial  for Initial   Dividend   of Initial Rate
     Series     Rate      Rate*     Rate Period* Payment Day     Period
    --------- -------- ------------ ------------ ----------- ---------------
    Series M                                      Tuesday
    Series T                                      Wednesday
    Series W                                      Thursday
    Series Th                                     Friday
    Series F                                      Monday



                           --------
                           * All dates are 2002.


Taxation................   Because under normal circumstances the Fund will
                           invest substantially all of its assets in municipal obligations that pay interest which is exempt from regular federal income taxes, the dividends paid on the Preferred Shares will ordinarily be similarly exempt. However, dividends paid on Preferred Shares will generally be subject to state and local taxes.
                           All or a portion of the interest paid on the municipal obligations held by the Fund may be subject to the federal alternative minimum tax
                           ("AMT"). If so, an equal portion of the dividends paid on Preferred Shares will also be subject to such tax. Preferred Shares thus may not be a suitable investment if you are subject to this tax or would become subject to such tax by investing in Preferred Shares. Taxable income or gain earned by the Fund and interest income that is subject to the AMT will be allocated proportionately to holders of Preferred Shares and shares of Common Stock, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified
                           Preferred Shares dividends may be subject to regular federal income tax or to the AMT. The Fund intends to notify holders of Preferred Shares, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain for regular federal income tax purposes to be paid as dividends on

                           Preferred Shares for the period relating to that auction. For longer periods, the Fund may notify holders of Preferred Shares of such amount. In certain circumstances, the Fund will make holders of Preferred Shares whole for regular federal taxes owing on dividends paid to holders of Preferred Shares that include taxable income and gain. See "Tax Matters."


Ratings.................   It is a condition of the closing of the offering
                           described in this Prospectus that Preferred Shares be issued with a rating of "Aaa" from Moody's and "AAA" from Fitch. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of Preferred
                           Shares -- Rating Agency Guidelines and Asset
                           Coverage."

Redemption..............   The Fund will not ordinarily redeem Preferred
                           Shares. However, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred
                           Shares under certain conditions. See "Description of Preferred Shares -- Redemption" and "Description of
                           Preferred Shares -- Rating Agency Guidelines and
                           Asset Coverage."

Liquidation Preference..   The liquidation preference of each Preferred Share
                           will be $25,000 plus any accumulated but unpaid dividends to the date of distribution, if any, whether or not earned or declared. See "Description of Preferred Shares -- Liquidation."


Voting Rights...........   The holders of Preferred Shares, voting as a
                           separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years' dividends on Preferred Shares are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and holders of Preferred
                           Shares, voting together as a single class. The holders of Preferred Shares will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the Investment Company Act of 1940, as amended (the
                           "1940 Act") and Maryland law. See "Description of
                           Preferred Shares -- Voting Rights" and "Certain
                           Provisions in the Charter and Bylaws."

                             FINANCIAL HIGHLIGHTS


   The tables below set forth selected financial information for an outstanding share of Common Stock throughout each period presented. The financial highlights for the six years ended May 31, 2001 have been audited by KPMG LLP, the Fund's current independent auditors, whose report is included in the Fund's Annual Report dated May 31, 2001 and incorporated by reference into the Fund's Statement of Additional Information. The financial highlights for the period June 26, 1992 through May 31, 1993 and for the fiscal years ended May 31, 1994 and 1995 have been audited by other independent auditors. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's May 31, 2001 Annual Report and the November 30, 2001 Semi-Annual Report, which are available without charge by calling the Fund at 1-800-331-1710.


     Per Common Share Operating Performance Throughout Each Period/(1)(2)/


                                          Six Months
                                            Ended                                 Year Ended May 31,
                                         November 30, -----------------------------------------------------------------------
                                             2001      2001    2000     1999    1998    1997    1996    1995    1994   1993*
                                         ------------ ------  ------   ------  ------  ------  ------  ------  ------  ------
                                         (unaudited)
Net Asset Value, Beginning of Period....    $11.74    $10.93  $11.97   $12.37  $11.90  $12.11  $12.55  $12.26  $13.00  $12.00
Income (Loss) from Operations:
  Net Investment Income/(1)/............      0.30      0.60    0.58     0.58    0.54    0.67    0.67    0.72    0.67    0.63
  Net Realized and Unrealized Gain
   (Loss) on Securities.................      0.11      0.79   (1.14)   (0.32)   0.83    0.08   (0.35)   0.49   (0.23)   0.97
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
   Total Income (Loss) from
    Investment Operations...............      0.41      1.39   (0.56)    0.26    1.37    0.75    0.32    1.21    0.44    1.60
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
Offering Cost Charges to Paid-In-
 Capital................................        --        --      --       --      --      --      --      --      --   (0.02)
Gains from Repurchase of Treasury
 Stock..................................        --      0.02    0.12       --      --      --      --      --      --      --
Less Distributions from Net Investment
 Income.................................     (0.30)    (0.60)  (0.60)   (0.54)  (0.61)  (0.66)  (0.75)  (0.67)  (0.67)  (0.55)
  In excess of Net Investment Income....        --        --      --       --      --      --      --      --      --      --
  Net Realized Gains....................        --        --      --    (0.12)  (0.29)  (0.30)  (0.01)  (0.25)  (0.51)  (0.03)
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
   Total Distributions..................     (0.30)    (0.60)  (0.60)   (0.66)  (0.90)  (0.96)  (0.76)  (0.92)  (1.18)  (0.58)
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
   Net Asset Value, End of Period.......    $11.85    $11.74  $10.93   $11.97  $12.37  $11.90  $12.11  $12.55  $12.26  $13.00
                                            ------    ------  ------   ------  ------  ------  ------  ------  ------  ------
Market Value, End of Period.............    $10.53    $10.67  $ 9.38   $10.38  $11.00  $11.63  $11.69  $11.50  $11.50  $12.25*
                                            ======    ======  ======   ======  ======  ======  ======  ======  ======  ======
Total Return, Based on Market Value/(3)/      1.48%++  20.69%  (3.88)%   0.11%   2.08%   7.89%   8.26%   8.40%   2.98%   7.02%++
Total Return, Based on Net Asset
 Value/(3)/.............................      3.80%++  13.90%  (2.82)%   2.66%  12.14%   6.59%   2.79%  10.96%   3.45%  13.58%++



                           Ratios/Supplemental Data



                               Six Months
                                 Ended                           Year Ended May 31,
                              November 30, -------------------------------------------------------------
                                  2001     2001   2000   1999   1998   1997   1996   1995   1994   1993*
                              ------------ -----  -----  -----  -----  -----  -----  -----  -----  -----
                              (unaudited)
Net assets, end of period (in
 millions)...................    $ 377     $ 374  $ 352  $ 414  $ 428  $ 411  $ 418  $ 433  $ 423  $ 444
Ratio of Expenses to Average
 Net Assets/(2)/.............     0.62%+    0.68%  0.89%  0.94%  0.99%  1.00%  1.00%  1.02%  1.00%  0.98%+
Ratio of Net Income to
 Average Net Assets..........     5.03%+    5.15%  5.19%  4.42%  4.35%  5.56%  5.35%  5.97%  5.15%  5.48%+
Supplemental Data:
 Portfolio Turnover Rate.....       11%       58%    35%    23%    87%   113%    45%    93%    72%   169%

--------

(1) On September 21, 1999 the Fund's investment adviser converted to a limited liability company and changed its name to SSB Citi Fund Management LLC ("SSB Citi") from SSBC Fund Management Inc. On April 3, 2001, SSB Citi changed its name to Smith Barney Fund Management LLC ("SBFM").


(2) SBFM waived a portion of its management fees for the six month period ended November 30, 2001 and for the years ended May 31, 2001 and 2000. In addition, SBFM waived a portion of its management and administration fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:





                                                        Per share  Expense
                                                        decreases  ratios
                                                          in net   without
                                                        investment   fee
                                                          income   waivers
                                                        ---------- -------
      Six Months Ended November 30, 2001 (unaudited)...   $0.02     1.02%
      2001.............................................    0.04     1.01
      2000.............................................    0.02     1.04
      1999.............................................    0.01     1.02

(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*   For the period from June 26, 1992 (commencement of operations) to May 31,
    1993.

+  Annualized.

++ Total return is not annualized, as it may not be representative of the total return for the year.





                                   THE FUND


   Managed Municipals Portfolio Inc. is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on April 9, 1992 pursuant to Articles of Incorporation (as hereafter amended, restated or supplemented from time to time, the "Articles" and, together with the Articles Supplementary, referred to as the "Charter") under the name "Quality Managed Municipals Portfolio Inc." On May 7, 1992, the Fund changed its name to "Managed Municipals Portfolio Inc." On June 26, 1992, the Fund issued an aggregate of 30,000,000 shares of Common Stock, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations. The Fund's Common Stock is traded on the Exchange under the symbol "MMU." The Fund's principal office is located at 125 Broad Street New York, New York 10004, and its telephone number is 1-800-331-1710.



   The following provides information about the Fund's outstanding shares as of April 29, 2002:



                                              Amount Held
                                            by the Fund or    Amount
         Title of Class   Amount Authorized for its Account Outstanding
         --------------   ----------------- --------------- -----------
         Common..........    500,000,000*          0        41,855,575
         Preferred Shares         10,000           0                 0

--------

* A total of 500,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board of Directors of the Fund (the "Board") may classify or reclassify any unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of Preferred Shares.


                                USE OF PROCEEDS


   The net proceeds of this offering will be approximately $247,207,000 after payment of the sales load and estimated offering costs.



   The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal obligations that meet the Fund's investment objective and policies at or shortly (within three months) after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                                CAPITALIZATION


   The following table sets forth the unaudited capitalization of the Fund as of April 29, 2002, and as adjusted to give effect to the issuance of Preferred Shares offered by this Prospectus.



                                                      Actual      As Adjusted
                                                   ------------  -------------
                                                           (Unaudited)
Shareholders' Equity:
  Municipal Auction Rate Cumulative Preferred
   Stock, $25,000 per share liquidation
   preference; 10,000 shares authorized (no
   shares issued and 10,000 shares issued, as
   adjusted, respectively)........................ $          0  $ 250,000,000
  Common Stock, $.001 par value per share;
   500,000,000 shares authorized*
   (41,855,575 shares outstanding and 41,855,575
   shares outstanding, as adjusted)**.............       41,855         41,855
  Capital in excess of par value***...............  504,560,540    501,767,540
  Balance of undistributed net investment income..     (112,775)      (112,775)
  Accumulated net realized gain (loss) from
   investment transactions........................  (12,154,881)   (12,154,881)
  Net unrealized appreciation (depreciation) of
   investments....................................   (2,285,517)    (2,285,517)
                                                   ------------  -------------
  Total Net Assets................................ $490,049,222  $ 737,256,222
  Less liquidation value of Preferred Shares......           --   (250,000,000)
                                                   ------------  -------------
  Net assets attributable to Common Stock
   outstanding.................................... $490,049,222  $ 487,256,222
                                                   ============  =============

--------

* A total of 500,000,000 shares of capital stock of the Fund are authorized under the Articles, all originally designated Common Stock pursuant to the Articles. The Board may classify or reclassify any unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock. The Board has authorized the issuance of Preferred Shares.


** None of these outstanding shares are held by or for the account of the Fund as of April 29, 2002.


*** As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of Preferred Shares issuance ($2,793,000).


                             PORTFOLIO COMPOSITION


   As of April 29, 2002, 96.0% of the market value of the Fund's portfolio was invested in long-term municipal obligations, 3.8% in intermediate-term municipal obligations and 0.2% in short-term municipal obligations. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of April 29, 2002. This information reflects the average composition of the Fund's assets as of April 29, 2002, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.



                          Credit Rating*                              Value     Percent
                          --------------                           ------------ -------
Aaa/AAA........................................................... $240,628,627   49.1%
Aa/AA.............................................................  107,666,615   22.0
A/A...............................................................   60,113,713   12.2
Baa/BBB...........................................................   19,724,830    4.0
Other.............................................................   61,224,666   12.5
Short-term........................................................      931,602    0.2
                                                                   ------------  -----
  Total........................................................... $490,290,053  100.0%
                                                                   ============  =====

--------

* Credit rating from Moody's, Standard and Poor's Rating Group, Inc. ("S&P") or Fitch.

                            THE FUND'S INVESTMENTS

Investment Objective and Policies


   The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. This income, if any, will be distributed to common stockholders after the satisfaction of the obligation to pay dividends on Preferred Shares.



   The Fund may not achieve its investment objective. The Fund's investment objective may be changed only with the approval of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act, "majority" means the lesser of (i) more than 50% of the Fund's outstanding Common Stock and of any outstanding shares of preferred stock, voting by class, and (ii) 67% of the Fund's outstanding Common Stock and of any outstanding shares of preferred stock, voting by class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. All other investment policies or practices, unless otherwise stated, are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval.



   The Fund invests primarily in investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities (municipal obligations). The Fund will seek to invest substantially all of its assets in municipal obligations, and under normal conditions at least 80% of the Fund's total assets will be invested in investment grade municipal obligations. This is a fundamental policy of the Fund and may not be changed without shareholder approval. Investment grade debt securities are those rated in one of the four highest rating categories by an NRSRO.





   The Fund may invest in municipal obligations rated as low as "Baa" by Moody's, "BBB" by S&P or "BBB" by Fitch or in unrated municipal obligations deemed to be of comparable quality. Although such securities are considered investment grade, they may be subject to greater risks than other higher-rated investment grade securities. The Fund will not invest in municipal obligations that are not rated investment grade by any NRSRO, at the time of purchase.





   Securities rated "BBB" by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated "BBB" by Fitch are regarded by Fitch as currently having a low expectation of credit risk; the capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. Securities rated "Baa" by Moody's are regarded by Moody's as being medium grade obligations; they are neither highly protected nor poorly secured. Although interest payments and principal payments for these securities appear adequate for the present, they may lack certain protective elements or may be characteristically unreliable over any great length of time. They also may lack outstanding investment characteristics and may have speculative characteristics. The Fund may be more dependent upon the Manager's investment analysis of unrated municipal obligations than is the case with rated municipal obligations.

Municipal Obligations


   Municipal obligations are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in investment grade municipal obligations. This policy is fundamental and cannot be changed without shareholder approval.



   The Fund invests with the objective that dividends paid by the Fund may be excluded by shareholders from their gross income for federal income tax purposes. A portion of the Fund's dividends may be taxable. The Fund may invest without limit in private activity bonds. Income from these bonds may be a special preference item for purposes of the AMT. Preferred Shares may not be a suitable investment for investors who are already subject to the AMT or who would become subject to the AMT as a result of an investment in Preferred Shares. See "Tax Matters."



   Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Industrial revenue bonds depend on the credit standing of a private issuer and interest paid on such bonds may be subject to the AMT. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, floating and variable rate, zero coupon, payment in kind and auction rate features. Variations exist in the security of municipal obligations, both within a particular classification and between classifications. The types of municipal obligations in which the Fund may invest are described in greater detail in the Statement of Additional Information.


   The yields on, and values of, municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal obligations markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.


   Opinions relating to the validity of municipal obligations and to the federal income tax treatment of the interest paid on such obligations are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Manager will review the procedures relating to the issuance of municipal obligations or the basis for opinions of counsel. Issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.



   The Fund may invest in municipal lease obligations. Municipal lease obligations are municipal obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing authority is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. As further described in the Statement of Additional Information, the Fund will invest no more than 5% of its total assets in lease obligations that contain non-appropriation clauses.



   Under normal conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, "taxable investments"). In addition, the Fund may take a temporary defensive posture and invest without limitation in short-term municipal obligations and taxable investments, upon a determination by the Manager that market conditions warrant such a posture. To the extent the Fund holds taxable investments, the Fund may not be fully achieving its investment objective.


Selection of Investments


   The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are timely distributed to shareholders. To qualify as a regulated investment company, the Fund must, among other things, limit its investments so that, at the close of each quarter of its taxable year (i) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer or of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of a single issuer. See "Tax Matters."


   The Fund generally will not invest more than 25% of its total assets in a single industry. Governmental issuers of municipal obligations are not considered part of any "industry". However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users, and the 25% limitation would apply to the industries of such non-governmental users. The Fund may invest more than 25% of its total assets in a broad segment of the municipal obligations market, if the Manager determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in that segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state.


   From time to time, the Fund may invest in securities of a municipal issuer, most or all of which is held by the Fund, by itself or together with other funds or accounts managed by the Manager. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Manager believes it is advisable to do so.



Temporary Defensive Strategies



   When the Manager believes a temporary defensive posture in the market is warranted (e.g., times when, in the Manager's opinion, temporary imbalances of supply and demand or other temporary dislocations in the municipal obligations market adversely affect the price at which municipal obligations are available), and in order to keep cash on hand fully invested, the Fund may temporarily invest to a substantial degree in high quality, short-term municipal obligations. If these high-quality, short-term municipal obligations are not available or, in the Manager's judgment, do not afford sufficient protection against adverse market conditions, the Fund may invest in the following taxable securities: obligations of the U.S. Government and its agencies or instrumentalities; other debt securities rated within the four highest categories by an NRSRO; commercial paper rated in the highest category by an NRSRO; certificates of deposit, time deposits and bankers' acceptances; or repurchase agreements with respect to any of the foregoing investments or any other fixed-income securities that the Manager considers consistent with such strategy. To the extent the Fund invests in taxable securities, the

Fund will not at such times be able to achieve its investment objective of earning income that is exempt from regular federal income taxes.



"When-Issued" and "Delayed Delivery" Securities



   The Fund may purchase municipal obligations on a "when-issued" and "delayed delivery" basis and may purchase or sell municipal obligations on a "delayed delivery" basis in order to hedge against anticipated changes in interest rates and prices. No income accrues to the Fund on municipal obligations in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations; the value of the municipal obligations at delivery may be more or less than their purchase price, and yields generally available on municipal obligations when delivery occurs may be higher than yields on the municipal obligations obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. When the Fund is the seller in such a transaction, it will cover its commitment to deliver the obligation by maintaining positions in portfolio securities that would serve to satisfy or offset the risk of such securities. The Fund will make commitments to purchase municipal obligations on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable.



   To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" and/or "delayed delivery" basis may increase the volatility of the Fund's net asset value and may limit the flexibility to manage the Fund's investments.


Stand-by Commitments

   The Fund may acquire "stand-by commitments" with respect to municipal obligations it holds. Under a stand-by commitment, which resembles a put option, a broker, dealer or bank is obligated to repurchase at the Fund's option specified securities at a specified price. Each exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes.

Financial Futures and Options Transactions


   To hedge against a decline in the value of municipal obligations it owns or an increase in the price of municipal obligations it proposes to purchase, the Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a U.S. exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on an index of municipal obligations or relate to debt securities the prices of which are anticipated by the Manager to correlate with the prices of the municipal obligations owned or to be purchased by the Fund.

Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Fund require that its transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and unrealized losses on such contracts.


   A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a financial futures contract is limited to the premium paid for the option (plus transactions costs). The value of the option may change daily and that change would be reflected in the net asset value of the portfolio.


Lending Securities


   The Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the Manager unless the Fund applies for and receives specific authority to do so from the Securities and Exchange Commission (the "Commission"). Loans of the Fund's securities, if and when made, may not exceed 33 1/3% of the value of the Fund's total assets. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account in an amount equal to the current market value of the loaned securities.


Repurchase Agreements

   The Fund may enter into repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

   See the Statement of Additional Information for a more detailed discussion of the Fund's investment practices.

                                 RISK FACTORS

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Interest Rate Risk


   Municipal obligations often are fixed-income securities which are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the Fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the Fund's fixed-income securities can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of the Fund's fixed-income securities.


   Pursuant to this Prospectus, the Fund will issue Preferred Shares, which pay dividends based on short-term interest rates, and intends to use the proceeds to buy municipal obligations which pay interest based on long-term yields. Long-term municipal obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Shares dividends, however, Preferred Shares dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay Preferred Shares dividends would be jeopardized. If long-term interest rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for Preferred Shares.

Auction Risk


   You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of Preferred Shares, which could affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."


Secondary Market Risk


   If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend will be fixed for a longer period, the value of the Preferred Shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction. Accrued Preferred Share dividends, however, should at least partially compensate for the increased market interest rates.


Ratings and Asset Coverage Risk

   While Moody's and Fitch assign ratings of "Aaa" or "AAA", respectively, to Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares rating which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the rating of Preferred Shares, the Fund will alter its portfolio or redeem Preferred Shares. The Fund may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

Inflation Risk

   Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

Credit Risk


   Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal obligations carry a greater degree of credit risk. If rating agencies lower their ratings of municipal obligations in the Fund's portfolio, the value of those obligations could decline, which could jeopardize the rating agencies' ratings of Preferred Shares. In addition, the underlying revenue source for a municipal obligation other than a general obligation bond may be insufficient to pay principal or interest in a timely manner. Because the primary source of income for the Fund is the interest and principal payments on the municipal obligations in which it invests, any default by an issuer of a municipal obligation could have a negative impact on the Fund's ability to pay dividends on Preferred Shares and could result in the redemption of some or all Preferred Shares. This risk of default may be greater for private activity bonds or other municipal obligations whose payments are dependent upon a specific source of revenue. Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations.


Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed-income securities at lower interest rates. A decline in income could affect the Fund's ability to pay dividends on Preferred Shares. Reinvestment risk also exists for holders of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

Income Risk

   The Fund's income is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If interest rates drop, the Fund's income available over time to make dividend payments with respect to Preferred Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Call Risk

   If interest rates fall, it is possible that issuers of callable bonds with higher interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to replace such called security with a lower yielding security.

Liquidity Risk


   The market for municipal obligations may be less liquid than for corporate bonds. The market for special obligation bonds, lease obligations, participation certificates and variable rate instruments, which the Fund may purchase, may be less liquid than for general obligation bonds. Liquid secondary trading in unrated municipal obligations may not exist. The Fund may not be able to sell these securities when the Manager determines it is appropriate.



   Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets. If markets are less liquid, the Fund may not be able to dispose of municipal obligations in a timely manner and at a fair price. There may be no established trading markets for certain municipal obligations and trading in these securities may be relatively inactive. Some of the Fund's investments may be restricted as to resale. Although restricted securities may be sold in private transactions, a security's value may be less than the price originally paid by the Fund. The ability of the Manager to value illiquid or restricted securities will be more difficult and the Manager's judgment may play a greater role in their valuation.


Repurchase Agreements

   The Fund may use repurchase agreements to manage its cash position. If the other party to the agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and assume the risk of loss in the value of the security.

Lending Securities


   The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.


Financial Futures and Options

   The Fund may use financial futures contracts and options on these contracts to protect the Fund from a decline in the price of municipal obligations it owns or an increase in the price of a municipal obligation it plans to buy. There are risks associated with futures and options transactions, including correlation risks. These risks are described in the Statement of Additional Information.

Risks of Certain Investments of the Fund

   In addition to the risks described above, the Fund's investments are subject to certain other kinds of risk, such as:

    . the Manager's judgment about the attractiveness, value or income potential of a particular municipal obligation may prove to be incorrect;

    .  municipal obligations may fall out of favor with investors;

    . a rise in interest rates could cause the value of the Fund's portfolio generally to decline; and

    . unfavorable legislation may affect the tax-exempt status of municipal obligations.


   The Fund may invest more than 25% of its assets in municipal obligations that finance the same or similar types of facilities or issuers located in the same state, although it has no current intention of investing more than

25% of its assets in issuers located in the same state. If the Fund invests more than 25% of its assets in such segments or in one state, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers of those segments of the municipal market than if it were investing in a broader range of securities.



   In addition, the Fund is non-diversified within the meaning of the 1940 Act. This means that, compared to a diversified fund, the Fund may invest a greater portion of its assets in the obligations of a smaller number of issuers. As a result, the Fund may be subject to greater risk than a diversified fund.



   The Fund may invest in municipal lease obligations. These lease obligations frequently contain clauses that permit the governmental issuer to stop making interest and principal payments if money is not appropriated by the legislature annually or on some other periodic basis. These lease obligations may be less liquid than other municipal obligations and may be difficult to value and to sell at a fair price. If the issuer is foreclosed upon, the assets securing these lease obligations may be difficult to dispose of.



   The Fund invests in investment grade debt securities and unrated securities that the Manager believes are of comparable quality. Investment grade securities that are not in the highest rating category may be subject to greater risk of downgrade and issuer default than higher rated securities and may have speculative characteristics. The Fund may experience more difficulty selling unrated securities because markets for these securities may be less liquid.



   The Fund may invest in zero coupon bonds. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity. In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.



   It is possible that some of the Fund's income may be subject to federal taxation. The Fund may realize taxable gain on some of its securities and some of the Fund's income may be subject to the AMT.



   The Fund may invest in derivatives. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the Fund's interest-rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.


                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding shares of Common Stock and Preferred Shares voting together as a single class, and the approval of the holders of a majority (as such term is defined in the 1940 Act) of the outstanding Preferred Shares voting as a separate class. The following are several of the restrictions applicable to the Fund. For a complete listing of the investment restrictions applicable to the

Fund, see "Investment Restrictions" in the Statement of Additional Information. Any percentage limits apply only at the time of initial investment. The Fund is not required to sell securities if the limits are exceeded after the investment is completed. The Fund may not:


    . Borrow money, except for temporary or emergency purposes, and then not in amounts that are greater than 15% of total assets (including the amount borrowed).


    . Buy more securities if the Fund has borrowed money in amounts greater than 5% of net assets.



    . Invest more than 25% of total assets in securities of issuers in a single industry. This restriction does not apply to the Fund's investments in municipal obligations and U.S. government securities.



   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include purchasing put and call options and using financial futures contracts and related options contracts. See "Investment Policies and Techniques" in the Statement of Additional Information.


                            MANAGEMENT OF THE FUND

Directors and Officers

   The Board is responsible for the management of the Fund, including supervision of the duties performed by Smith Barney. There are nine directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and eight of whom are not "interested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Manager


   Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management
LLC), located at 125 Broad Street, New York, New York 10004, serves as the Fund's investment manager. The Manager, through its predecessors, has been in the investment counseling business since 1934, and renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management as of March 31, 2002 in excess of $161 billion. The Manager is an affiliate of Salomon Smith Barney Inc. and a registered investment adviser. The Manager and Salomon Smith Barney Inc. are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. See the Statement of Additional Information under "Management of the Fund -- Investment Manager."



   The Manager is contractually entitled to receive from the Fund for the investment management services it provides to the Fund a monthly fee in arrears that is computed daily at the annual rate of 0.70% of the Fund's average daily total net assets. For purposes of calculating the management fee, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average daily total net assets. In addition, Smith Barney serves as the Fund's administrator and is paid an administrative fee by the Fund for its administrative services that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Fund's average daily total net assets.



   Effective September 1, 1998, the Manager instituted a voluntary fee waiver whereby the aggregate of its advisory and administrative fees did not exceed an annual rate of 0.33% of average daily net assets for each fiscal year ending with the fiscal year ended May 31, 2001. The Manager intends to reduce or eliminate its waiver of fees with regard to the Fund upon the issuance of the Preferred Shares. Specifically, the Manager intends to reduce its aggregate management and administrative fees to 0.65%, on an annual basis, on those assets of the

Fund equal to the product of the number of Preferred Shares outstanding multiplied by the liquidation value of such shares upon the issuance of Preferred Shares. The blended aggregate management and administrative fees after the issuance of the Preferred Shares, based on the Fund's current net assets including the proceeds of the $250,000,000 of Preferred Shares to be issued pursuant to this Prospectus, would equal 0.82%. Moreover, the Manager may waive additional fees from time to time solely in its discretion.


   The Manager is responsible for execution of specific investment strategies and day-to-day investment operations. Joseph P. Deane, Vice President and Investment Officer of the Fund, is primarily responsible for management of the Fund's assets. Mr. Deane has served in this capacity since the Fund commenced operations in 1992 and manages the day-to-day operations of the Fund, including making all investment decisions. Mr. Deane is a Managing Director of Smith Barney and is the senior asset manager for a number of investment companies and other accounts investing in tax-exempt securities.


   The Fund bears expenses incurred in its operation including: fees of the Manager and administrator; taxes, interest, brokerage fees and commissions, if any; fees of directors who are not officers, directors, shareholders or employees of the Manager; Commission fees and state blue sky qualification fees; charges of the custodian; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of any independent pricing service; costs of maintaining corporate existence; costs attributable to investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to shareholders; shareholders' reports and corporate meetings of the officers, the Board and the shareholders of the Fund.


                        DESCRIPTION OF PREFERRED SHARES


   The following is a brief description of the terms of Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of Preferred Shares in the Fund's Articles Supplementary, including the definitions of certain terms contained therein, which is attached as Appendix B to the Statement of Additional Information, and other charter documents, which have been filed with the Commission.


General


   Under the Articles, the Fund is authorized to issue up to 500,000,000 shares of capital stock, designated Common Stock. Pursuant to the Articles, the Board may classify or reclassify unissued shares of capital stock by setting or changing the preferences, conversion and other rights, voting powers restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, prior to issuance. The Board has authorized the issuance of 10,000 shares of Municipal Auction Rate Cumulative Preferred Stock, or Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



   Preferred Shares will rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.


Dividends and Dividend Periods


   General. Dividends on Preferred Shares shall be payable, when, as and if declared by the Board out of funds legally available therefor in accordance with the Charter and applicable law. The table below sets forth, for each series of Preferred Shares, (a) the dividend rate for the initial Rate Period,
(b) the date from which dividends or Preferred Shares will accumulate at the initial rate, (c) the dividend payment date for the initial Rate Period, (d) the day on which subsequent dividends will normally be paid; provided, however, that (i) if the day on which dividends on a series would otherwise be payable as set forth below is not a business day, then such dividends shall be payable on such shares on the first business day that falls after such day; and (ii) the Fund may specify different Dividend Payment Dates for a series in respect of any Special Rate Period of more than 28 Rate Period Days and (e) the number of days of the initial Rate Period. Any Subsequent Rate Period for each series of Preferred Shares will be a Minimum Rate Period (seven Rate Period Days), unless the Fund, subject to certain conditions, designates such Subsequent Rate Period as a Special Rate Period. See "--Designation of Special Rate Periods" below.



                         Date of      Dividend
              Initial  Accumulation Payment Date   Subsequent  Number of Days
              Dividend  at Initial  for Initial     Dividend   of Initial Rate
     Series     Rate      Rate*     Rate Period*   Payment Day     Period
    --------- -------- ------------ ------------   ----------- ---------------
    Series M                                        Tuesday
    Series T                                        Wednesday
    Series W                                        Thursday
    Series Th                                       Friday
    Series F                                        Monday

--------

*  All dates are 2002.


   The amount of dividends per share payable on Preferred Shares on any date on which dividends shall be payable shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

   Dividends will be paid through the Securities Depository on each Dividend Payment Date in accordance with its normal procedures, which currently provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the current Broker-Dealers, however, has indicated to the Fund that such Broker-Dealer or the Agent Member designated by such Broker-Dealer will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or its designee as Agent Member.


   Dividends on each series of Preferred Shares will accumulate from the Date of Original Issue. The dividend rate for the initial Rate Period for each series is set forth in the table above. For each Subsequent Rate Period, the dividend rate will be the Applicable Rate for such series that the Auction Agent advises the Fund results from an Auction, except as provided below. The Applicable Rate that results from an Auction will not be greater than the Maximum Rate, which is:


      (a) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (i) the Reference Rate on such Auction Date for the next Rate Period and (ii) the Rate Multiple on such Auction Date, unless Preferred Shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

          (A) the dividend rate for the then-ending Rate Period; and

          (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

      (b) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of
   (i) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days,
   (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (ii) the Rate Multiple on such Auction Date.

   If an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.


   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), but, prior to 12:00 Noon on the third business day next succeeding the date such failure occurred, such failure shall have been cured and the Fund shall have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for the first Subsequent Rate Period thereafter and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period.



   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during any Rate Period (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third business day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for the first Subsequent Rate Period thereafter (or for any Rate Period thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for each such Subsequent Rate Period shall be a rate per year equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").



   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any Preferred Shares during a Special Rate Period of more than 364 Rate Period Days, or during any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a late charge, as described more fully in the Articles Supplementary, no Auction will be held for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which such failure is so cured and such late charge so paid) (such late charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for each such Subsequent Rate Period shall be a rate per year equal to the Maximum Rate on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for Preferred Shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB2").


   A failure to pay dividends on, or the redemption price of, Preferred Shares shall have been cured with respect to any Rate Period if, within the respective time periods described in the Articles Supplementary, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on Preferred Shares and (b) without duplication, the redemption price for shares, if any, for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.


   Gross-up Payments. Holders of Preferred Shares are entitled to receive, when, as and if declared by the Board, out of funds legally available therefore in accordance with the Charter and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:


   If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction -- Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.

   If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.


   A "Gross-up Payment" means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payment relates, would cause such holder's dividends in dollars (after regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder for regular federal income tax purposes. Such Gross-up Payment shall be calculated:
(a) without consideration being given to the time value of money; (b) assuming that no holder of Preferred Shares is subject to the AMT with respect to dividends received from the Fund; and (c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.


   Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its shares of Common Stock) in respect of its Common Stock or other shares of the Fund ranking junior to, or on parity with, Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, shares of Common Stock or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of shares of Common Stock or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating Preferred Shares.

   Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

   Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a Special Rate Period as provided in the Articles Supplementary.

Redemption

   Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

   Optional Redemption.  Preferred Shares are redeemable, at the option of the
Fund:


      (a) as a whole or from time to time in part, on the second business day preceding any Dividend Payment Date, out of funds legally available therefor in accordance with the Charter and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares may not be redeemed in part if after such partial redemption fewer than 250 shares would remain outstanding; (ii) shares are redeemable by the Fund during the Initial Rate Period only on the second business day next preceding the last Dividend Payment Date for the Initial Rate Period; and (iii) the notice establishing a Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and



      (b) as a whole but not in part, out of funds legally available therefor in accordance with the Charter and applicable law, on the first business day following any Dividend Period included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.


   Notwithstanding the foregoing, if any dividends on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding Preferred Shares are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding Preferred Shares.

Liquidation

   Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the shares of Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

   Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

   The Fund is required under the 1940 Act and Moody's and Fitch guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 40% of the Fund's total assets. The Preferred Shares Basic Maintenance Amount includes the sum of
(a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.



   The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last business day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of April 29, 2002, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $2,793,000, would have been computed as follows:



      Value of Fund assets less liabilities not
            constituting senior securities              $737,256,222
   ------------------------------------------------ =   ------------ =   295%
   Senior securities representing indebtedness plus     $250,000,000
      liquidation value of the Preferred Shares


   In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption -- Mandatory Redemption" above.

   The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

   As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Stock has not been rated by an NRSRO.

   A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or Fitch, or both, for rating Preferred Shares.

Voting Rights

   Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Charter or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of shares of Common Stock and holders of any other shares of preferred stock of the Fund as a single class. There is presently no other preferred stock of the Fund authorized or issued.

   In connection with the election of the Fund's directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of shares of Common Stock and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

   So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of Preferred Shares outstanding at the time (voting as a separate class):


      (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any series of Preferred Shares, or classes or series of other preferred stock ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or Fitch is not then rating Preferred Shares, the aggregate liquidation preference of all preferred stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $250,000,000); or



      (b) amend, alter or repeal the provisions of the Charter whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least a majority of the shares of Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

   The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares. Unless a higher percentage is provided for in the Articles (see "Certain Provisions in the Charter and Bylaws"), (A) the affirmative vote of the holders of at least a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.

   The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

General


   The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Rate Period after the Initial Rate Period shall be equal to the rate per year that the Auction Agent advises has resulted on the business day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." See the Articles Supplementary for a more complete description of the Auction process.



   Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.


   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


    Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent may enter into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.



   The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of

Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

   The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures

   Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:

   . Hold Order -- indicating its desire to hold such shares without regard to the Applicable Rate for the next Rate Period thereof.

   . Bid -- indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

   . Sell Order -- indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Rate Period thereof.

   A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

   A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Rate on the Auction Date will not be accepted.

   The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

   If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Rate Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Rate Period will be the Maximum Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Rate Period will be the All Hold Order Rate.

   The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.


   Settlement of purchases and sales will be made on the next business day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.



   The Auctions for Series M Preferred Shares will normally be held every Monday and each Subsequent Rate Period will normally begin on the following Tuesday. The Auctions for Series T Preferred Shares will normally be held every Tuesday and each Subsequent Rate Period will normally begin on the following Wednesday. The Auctions for Series W Preferred Shares will normally be held every Wednesday and each Subsequent Rate Period will normally begin on the following Thursday. The Auctions for Series Th Preferred Shares will normally be held every Thursday and each Subsequent Rate Period will normally begin on the following Friday. The Auctions for Series F Preferred Shares will normally be held every Friday and each Subsequent Rate Period will normally begin on the following Monday.


   Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Market Trading and Transfer of Preferred Shares

   The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

   A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                          DESCRIPTION OF COMMON STOCK

   The Articles authorize the issuance of 500,000,000 shares of capital stock of the Fund, designated pursuant to the Articles as Common Stock, par value $.001 per share. Pursuant to the Articles, the Board may classify or reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of such shares of stock. All shares of Common Stock have non-cumulative voting rights and equal rights with respect to dividends, assets and liquidations. Shares of Common Stock are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. Whenever Preferred Shares are outstanding, shareholders of Common Stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions.

                 CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

   The Articles and the Fund's bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.


   The affirmative vote of at least 75% of the directors and of the holders of at least 75% of the shares of the Fund is required to authorize any of the following transactions: (1) any merger, consolidation or share exchange of the Fund with or into any other person; (2) with certain exceptions, the issuance or transfer by the Fund of any securities of the Fund to any other person or entity for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; (3) the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by the Fund in the ordinary course of its business; (4) the dissolution or liquidation of the Fund; and (5) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets. However, in the case of clauses (1) through (4) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors (as defined in the Articles) or if certain other conditions and requirements are satisfied. In that event, a majority of the votes entitled to be cast will be required to approve such transaction if it is a transaction described in clauses (1) or (3) with respect to which a shareholder vote is required under Maryland law or if it is a transaction described in clause (4), and no shareholder vote will be required otherwise. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of the Articles relating to such a higher vote are in the best interest of the Fund and its shareholders. The affirmative vote of at least 75% of the shares will be required to amend the Articles to change any of the foregoing provisions. See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation".


   The Board is classified into three classes, each with a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office with or without cause and only by vote of the holders of 75% of the shares of the Fund entitled to be voted on that matter.


   The Articles require the affirmative vote of at least two-thirds of the outstanding shares of the Fund to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act, unless approved by at least two-thirds of the Continuing Directors (as defined in the Articles). In the latter case, the affirmative vote of at least a majority of the shares outstanding and entitled to vote will be required to approve the amendment to the Articles providing for the conversion of the Fund.



   Reference should be made to the Articles on file with the Commission for the full text of these provisions.



   See the Statement of Additional Information under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.


            REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders do not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares of Common Stock trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, although in some cases they may trade at a premium. Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate any such discount. Others have converted to an open-end investment company, the shares of which are redeemable at net asset value. The Board has seen no reason to adopt any of these steps with respect to the Fund. Accordingly, the Fund cannot assure you that the Board will decide to take any of these actions, or, if taken, that share repurchases or tender offers will cause the Fund's shares to trade at a price equal to their net asset value.


   The Fund's Manager may voluntarily waive its fees from time to time in order to increase the Fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.



   If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Stock would no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See this Prospectus under "Certain Provisions in the Charter and Bylaws" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the shares of Common Stock trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The discussion below and in the Statement of Additional Information provides general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in Preferred Shares.


   The Fund has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In addition, the Fund intends to satisfy each year conditions contained in the Code that will enable interest from municipal obligations, excluded from gross income for regular federal income tax purposes with respect to the Fund, to retain that status when distributed to the holders of Common Stock and holders of Preferred Shares (that is, to be classified as "exempt-interest dividends" of the Fund). Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings and gains are timely distributed. A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to a federal alternative minimum tax imposed on the shareholder. Different federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute to its shareholders amounts that are treated as long-term capital gains or ordinary income. The Fund will allocate distributions to shareholders that are treated as interest that is exempt from regular federal income taxes and as long-term capital gain, if any, and as ordinary income proportionately among the shares of Common Stock and each class of Preferred Shares based on the percentage of total dividends paid to each class for that year. The Fund will also allocate interest that is subject to the AMT proportionately among the shares of Common Stock and Preferred Shares in the same manner. The Fund intends to notify holders of Preferred Shares in advance if it will allocate to them income that is not exempt from regular federal income tax. In certain circumstances the Fund will make payments to holders of Preferred Shares to offset the tax effects of any distribution which is subject to regular federal income taxes. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Gross-Up Payments." The sale or other disposition of shares of Common Stock or Preferred Shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 38.6% while long-term capital gains will generally be taxed at a maximum rate of 20%. Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared. The Fund is required in certain circumstances to withhold 30% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. The Statement of Additional Information contains a more detailed summary of the federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to the Fund or its shareholders and any such change may be retroactive. You should consult with your tax adviser about federal income tax matters.



 CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT, AUCTION AGENT AND REGISTRAR



   State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for securities bought and sold by the Fund. Deutsche Bank Trust Company Americas, located at 100 Plaza One, 6th floor, Jersey City, New Jersey 07311, currently serves as the Fund's Auction Agent. PFPC Global Fund Services, located at P.O. Box 8030, Boston, Massachusetts 02266-8030, serves as the Fund's transfer agent, dividend-paying agent and registrar.


                                 UNDERWRITING


   Salomon Smith Barney Inc. is acting as underwriter for this offering. Subject to the terms and conditions of the Underwriting Agreement between the Underwriter and the Fund (the "Underwriting Agreement") dated the date hereof, the Underwriter has agreed to purchase, and the Fund has agreed to sell, all of the Preferred Shares offered hereby.



   The Underwriting Agreement provides that the obligations of the Underwriter to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriter is obligated to purchase all of the Preferred Shares offered hereby if it purchases any Preferred Shares. In the Underwriting Agreement, the Fund has agreed to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriter may be required to make for any of those liabilities, and the Manager has agreed to indemnify the Underwriter to the extent the Fund does not.



   The Fund has been advised by the Underwriter that it proposes initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $137.50 per share. The underwriting commission the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the Underwriter may change the public offering price and the concession.



   The Fund anticipates that the Underwriter may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after it has ceased to be an underwriter. The Fund anticipates that the Underwriter or one of its affiliates may from time to time act in auctions as a Broker-Dealer and will receive fees as described under "The Auction" in this Prospectus and in the Statement of Additional Information. The Underwriter is an active underwriter of, and dealer in, securities and acts as a market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

   The settlement date for the purchase of Preferred Shares will be         ,
2002, as agreed upon by the Underwriter, the Fund and the Manager pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Willkie Farr & Gallagher, New York, New York, and for the Underwriter by Simpson Thacher & Bartlett, New York, New York. Willkie Farr & Gallagher and Simpson Thacher & Bartlett may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                            ADDITIONAL INFORMATION


   The Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549. Call 1-202-942-8090 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. Such reports, proxy and information statements and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http:\\www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this Prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the New York Stock Exchange.


   The registration statement may be inspected without a charge at the Commission's office in Washington, D.C. and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

   This Prospectus does not contain all of the information in the Fund's Registration Statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                          Page
                                                                          ----

  Investment Objective...................................................  S-2
  Investment Restrictions................................................  S-2
  Investment Policies and Techniques.....................................  S-3
  Management of the Fund................................................. S-15
  Portfolio Transactions................................................. S-20
  Net Asset Value........................................................ S-21
  Additional Information Concerning the Auctions for Preferred Shares.... S-21
  Certain Provisions in the Charter and Bylaws........................... S-23
  Repurchase of Common Stock; Conversion to Open-End Fund................ S-25
  Tax Matters............................................................ S-27
  Experts................................................................ S-32
  Appendix A--Ratings of Investments.....................................  A-1
  Appendix B--Glossary...................................................  B-1

                              FURTHER INFORMATION



   No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, any information or representation must not be relied upon as having been authorized by the Fund, the Fund's investment manager or by the underwriter of the offering described in this Prospectus. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities in any jurisdiction to any person to whom it is unlawful to make an offer or solicitation in such jurisdiction. Neither the delivery of this Prospectus nor any sale made pursuant to this Prospectus, under any circumstances, is intended to create an implication that there has been no change in the affairs of the Fund since the date of this Prospectus or that the information in this Prospectus is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be supplemented or amended accordingly.


   Until            , 2002 (25 days after the effective date of this
Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                                                     APPENDIX A

                        TAXABLE EQUIVALENT YIELD TABLE
   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield for federal regular income tax purposes on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yield for a range of hypothetical tax-free yields assuming the stated marginal Federal tax rates for 2002 listed below:

                     Taxable Equivalent of Tax-Free Yields

                                Tax-Free Yield


                     Tax Rate 1.00% 1.50% 2.00% 2.50% 3.00%
                     -------- ----- ----- ----- ----- -----
                      10.00%. 1.11% 1.67% 2.22% 2.78% 3.33%
                      15.00%. 1.18% 1.76% 2.35% 2.94% 3.53%
                      27.00%. 1.37% 2.05% 2.74% 3.42% 4.11%
                      30.00%. 1.43% 2.14% 2.86% 3.57% 4.29%
                      35.00%. 1.54% 2.31% 3.08% 3.85% 4.62%
                      38.60%. 1.63% 2.44% 3.26% 4.07% 4.89%

--------
* In the table above, the taxable equivalent yields are calculated assuming that the Fund's exempt interest dividends are 100% federally tax-free. To the extent the Fund were to invest in federally taxable investments (which it does not expect to do), its taxable equivalent yield would be lower.

   The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under Federal taxes, using published 2002 marginal Federal tax rates currently available and scheduled to be in effect.


      Single Return  Joint Return       Tax
         Bracket       Bracket          Rate  1.00% 1.50% 2.00% 2.50% 3.00%
      -------------  ------------      ------ ----- ----- ----- ----- -----
         $0-6,000          $0-12,000   10.00% 1.11% 1.67% 2.22% 2.78% 3.33%
       6,000-27,950     12,000-46,700  15.00% 1.18% 1.76% 2.35% 2.94% 3.53%
      27,950-67,700     46,700-112,850 27.00% 1.37% 2.05% 2.74% 3.42% 4.11%
      67,700-141,250   112,850-171,950 30.00% 1.43% 2.14% 2.86% 3.57% 4.29%
     141,250-307,050   171,950-307,050 35.00% 1.54% 2.31% 3.08% 3.85% 4.62%
      Over 307,050      Over 307,050   38.60% 1.63% 2.44% 3.26% 4.07% 4.89%

--------
* Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than personal income taxes.

================================================================================


                                 $250,000,000


                       Managed Municipals Portfolio Inc.

                       Municipal Auction Rate Cumulative
                                Preferred Stock


                            2,000 Shares, Series M


                            2,000 Shares, Series T


                            2,000 Shares, Series W


                            2,000 Shares, Series Th


                            2,000 Shares, Series F




                                 -------------
                                  PROSPECTUS
                                       , 2002
                                 -------------


                             Salomon Smith Barney


================================================================================

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                    SUBJECT TO COMPLETION, DATED MAY 10, 2002


                        MANAGED MUNICIPALS PORTFOLIO INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                  This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated __________ __, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-800-331-1710. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

Investment Objective ..................................................   S-2
Investment Restrictions ...............................................   S-2
Investment Policies and Techniques ....................................   S-3
Management of the Fund ................................................   S-15
Portfolio Transactions ................................................   S-20
Net Asset Value .......................................................   S-21
Additional Information Concerning the Auctions for Preferred Shares ...   S-21
Certain Provisions in the Articles of Incorporation ...................   S-23
Repurchase of Common Stock; Conversion to Open-End Fund ...............   S-25
Tax Matters ...........................................................   S-27
Experts ...............................................................   S-32


Appendix A - Ratings of Investments ...................................   A-1
Appendix B - Glossary .................................................   B-1


The date of this Statement of Additional Information is ____________, ___, 2002.

                              INVESTMENT OBJECTIVE

                  The Fund's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. The Fund's investment objective is a fundamental policy of the Fund which may be changed only with the approval of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).


                  The Fund invests with the objective that dividends paid by the Fund may be excluded by shareholders from their gross income for regular federal income tax purposes. However, the Fund has not established any limit on the percentage of its portfolio that may be invested in municipal obligations subject to the alternative minimum tax provisions ("AMT") of federal tax law and all or a portion of the dividends paid by the Fund may thus be subject to the AMT. In addition, a portion of the Fund's dividends may be taxable. The Fund may invest without limit in private activity bonds. Income from these bonds may be a special preference item for purposes of the AMT. Preferred Shares therefore would not ordinarily be a suitable investment for investors who are subject to the AMT or who would become subject to such tax by purchasing Preferred Shares. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."


                  The Fund will seek to invest substantially all of its assets in municipal obligations, and under normal conditions at least 80% of the Fund's total assets will be invested in investment grade municipal obligations.


                  The Fund may invest in municipal obligations rated, at the time of investment, as low as "Baa" by Moody's, "BBB" by S&P" or "BBB" by Fitch, Inc. ("Fitch") or in unrated municipal obligations deemed by the Manager to be of comparable quality. Although such securities are considered investment grade, they may be subject to greater risks than other higher-rated investment grade securities.


                  The net asset value of the Common Stock will change with changes in the value of the Fund's securities. Because the Fund will invest primarily in fixed-income securities, the net asset value of the Common Stock can be expected to change as levels of interest rates fluctuate; generally, when prevailing interest rates increase, the value of fixed-income securities held by the Fund can be expected to decrease and when prevailing interest rates decrease, the value of the fixed-income securities held by the Fund can be expected to increase. The value of the fixed-income securities held by the Fund and thus the net asset value of the Comment Stock, may also be affected by other economic, market and credit factors.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, voting together as a single class, and the approval of the holders of a majority of the outstanding Preferred Shares as defined in the 1940 Act, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:


     1. Purchase securities other than municipal obligations and taxable investments as those terms are described in the Prospectus and this Statement of Additional Information.



     2. Borrow money, except for temporary or emergency purposes, or for clearance of transactions, and then only in amounts not exceeding 15% of its total assets (not including the amount borrowed) and as otherwise described in the Prospectus and this Statement of Additional Information. When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments.


     3. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

     4. Underwrite any issue of securities, except to the extent that the purchase of municipal obligations may be deemed to be an underwriting.

     5. Purchase, hold or deal in real estate or oil and gas interests, except that the Fund may invest in municipal obligations secured by real estate or interests in real estate.


     6. Invest in commodities, except that the Fund may enter into futures contracts, including those relating to indexes and options on futures contracts or indexes described in the Prospectus and this Statement of Additional Information.


     7. Lend any funds or other assets except through purchasing municipal obligations or taxable investments, lending portfolio securities and entering into repurchase agreements consistent with the Fund's investment objective.


     8. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by appropriate regulatory authorities.


     9. Invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of municipal obligations and U.S. government securities.

     10. Make any investments for the purpose of exercising control or management of any company.

                       INVESTMENT POLICIES AND TECHNIQUES

                  The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

                  The Fund's policy is to invest substantially all of its assets in municipal obligations and, under normal conditions, at least 80% of the Fund's total assets will be invested in investment grade municipal obligations. This policy is fundamental and cannot be changed without shareholder approval.


                  Investment in Municipal Obligations. Municipal obligations are
                  -----------------------------------
obligations issued by or on behalf of states and local governments, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for regular federal income tax purposes.


                  The "issuer" of municipal obligations is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal obligations.

                  Municipal obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities are included within the term municipal obligations if the interest paid thereon qualifies as excludable from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer.

                  Municipal obligations may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal obligations.

                  THE FUND'S INVESTMENTS IN MUNICIPAL OBLIGATIONS MAY BE SUBJECT TO CERTAIN RISKS. IN ADDITION TO THOSE DESCRIBED IN THE PROSPECTUS, THEY INCLUDE THE FOLLOWING.

                  Municipal obligations that have fixed rates of interest are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the Fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the Fund's fixed-income securities can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of the Fund's fixed-income securities.

     The yields on municipal obligations are dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal obligations market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue. Municipal obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal obligations may be materially affected.


                  The issuer of a municipal obligation might declare bankruptcy and the Fund could experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the Fund's expenses, reduce its net asset value and increase the amount of the Fund's distributions that are in taxable form. If the Fund took possession of a bankrupt issuer's assets, income derived by the Fund from its ownership and management of the assets may not be tax-exempt and shareholders may thus receive more of the total distributions from the Fund in taxable form. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make, and the nature of the income the Fund is entitled to receive the assets and enforce its rights, the value of the security may be greatly diminished. This could reduce the Fund's net asset value.


                  From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Manager, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, the Fund may find it more difficult to sell these securities at a time when the Manager believes it is advisable to do so.


                  The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. If this were to happen, shareholders could receive more of the distributions from the Fund in taxable form. The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the Fund paid more than face value for the security, the Fund may lose money on the security when it is sold. Market rates of interest may be lower for municipal obligations than for taxable securities but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.


                  Municipal Leases. Municipal lease obligations are municipal obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing authority is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

                  The liquidity of municipal lease obligations varies. Municipal leases held by the Fund will be considered illiquid securities unless the Fund's board of directors determines on an on-going basis that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Fund will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.

                  Industrial Development Bonds and Private Activity Bonds. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

                  Participation Interests. The Fund may invest up to 5% of its total assets in participation interests in municipal bonds, including IDBs, PABs and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain credit quality standards or the payment obligation will otherwise be collateralized by U.S. government securities.


                  The Fund will have the right, with respect to certain participation interests, to draw on the letter of credit on demand, after specified notice for all or any part of the principal amount of the Fund's participation interest, plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the Fund's assets in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Manager will monitor the pricing, quality and liquidity of the participation interests held by the Fund and the credit standing of the banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

                  Zero Coupon Bonds. The Fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price at which it was issued, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

                  Custodial Receipts. The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations.


                  Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon municipal obligations described above. Although under the terms of the custodial receipt the Fund would be typically authorized to asset its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event the trust or custodial account in which the underlying securities has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

                  Use of Ratings as Investment Criteria. In general, the ratings
                  -------------------------------------
of Moody's, S&P and Fitch and other NRSROs represent the opinions of the NRSROs as to the quality of the municipal obligations and other debt securities they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used as initial criteria for the selection of securities, but the Fund also will rely upon the independent advice of the Manager. Among the factors that will also be considered by the Manager in evaluating potential municipal obligations to be held by the Fund are the price, coupon and yield to maturity of the obligations, the Manager's assessment of the credit quality of the issuer of the obligations, the issuer's available cash flow and the related coverage ratios, the property, if any, securing the obligations, and the terms of the obligations, including subordination, default, sinking fund and early redemption provisions. To the extent the Fund invests in lower-rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on the Manager's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix to this Statement of Additional Information contains information concerning the ratings of Moody's, S&P and Fitch and their significance.

                  Subsequent to its purchase by the Fund, an issue of municipal obligations may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such municipal obligations by the Fund, but the Manager will consider such event in its determination of whether the Fund should continue to hold the municipal obligations. In addition, to the extent the ratings change as a result of changes in the rating systems or due to a corporate restructuring of Moody's, S&P or Fitch, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

                  While the market for municipal obligations is considered to be generally adequate, the existence of limited markets for particular lower-rated and comparable unrated securities may diminish the Fund's ability to (1) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (2) sell the securities at fair value to respond to changes in the economy or in the financial markets. The market for certain lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

INVESTMENT TECHNIQUES

                  The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

                  In connection with the investment objective and policies described in this Statement of Additional Information and in the Prospectus, the Fund may: lend securities; enter into repurchase agreements; purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis; invest in financial futures contracts and invest in options on financial futures contracts; and issue senior securities to the extent permitted under the 1940 Act. These investment practices entail risks. The Manager may use some or all of the following hedging and risk management practices when their use appears appropriate. Although the Manager believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. The Manager may also decide not to engage in any of these investment practices.


                  Lending Securities. By lending its securities, the Fund can
                  ------------------
increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral;
(3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and retain the Fund's right to vote the securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

                  Repurchase Agreements. The Fund may enter into repurchase
                  ---------------------
agreements with certain member banks of the Federal Reserve System and certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the obligation at an agreed-upon price and time thereby determining the yield during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Manager acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. In entering into a repurchase agreement, the Fund will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

                  Borrowing and Leverage. The Fund may borrow money, only for
                  ----------------------
temporary or emergency purposes, or for clearance of transactions, and then only in amounts not exceeding 15% of its total assets (not including the amount borrowed). When the Fund's borrowings exceed 5% of the value of its total assets, the Fund will not make any additional investments. The Fund is also permitted under its Articles of Incorporation to issue preferred stock, including the Preferred Shares issued pursuant to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, which would permit it to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Stock and would have certain other rights with respect to voting and the election of directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Stock could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Stock, but, at the same time, creates special risks. The Fund will only utilize leverage when there is an expectation that it will benefit the Fund or the holders of Common Stock. To the extent the income or other gain derived from securities purchased with the proceeds of preferred stock issuances exceed the dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage the total return of the Fund would be less than if leverage had not been used. If leverage is used, in certain circumstances the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. See "Investment Restrictions."


                  When-Issued and Delayed Delivery Transactions Securities. The
                  --------------------------------------------------------
Fund may purchase municipal obligations on a "when-issued" or "delayed delivery" basis (i.e. for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase municipal obligations on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

                  Municipal obligations are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal obligations tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal obligations on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself. To account for this risk, a separate account of the Fund will be established. Such separate account shall consist of cash, U.S. government securities, equity securities or debt securities of any grade equal to or greater than the amount of the when-issued commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Fund's directors. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. That is, to the extent the Fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitment. Upon the settlement date of the when-issued securities, the Fund will meet its obligation from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes.

                  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Investment in Other Investment Companies. The Fund does not
                  ----------------------------------------
presently invest in investment companies and does not currently intend to invest in investment companies, but the Fund may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

                  In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

                  Financial Futures Contracts. The Fund may invest in municipal
                  ---------------------------
obligation index and interest rate futures contracts and options on interest rate futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation.

                  Municipal Obligation Index and Interest Rate Futures Contracts. A municipal obligation index futures contract is an agreement to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract is originally written. No physical delivery of the underlying municipal obligations in the index is made. Interest rate futures contracts are contracts for the future purchase or sale of specified interest rate sensitive debt securities of the U.S. Treasury, such as U.S. Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price date, time and place of delivery.

                  The purpose of the Fund's entering into a municipal obligation index or interest rate futures contract, as the holder of long-term municipal obligations, is to protect the Fund from fluctuation in interest rates on tax-exempt securities without actually buying or selling municipal obligations. The Fund will, with respect to its purchases of financial futures contracts establish a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade in an amount at least equal to the total market value of the futures contracts less the amount of initial margin on deposit for the contracts.

                  Unlike the purchase or sale of a municipal obligation, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures commission merchant an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments known as "variation margin", to and from the futures commission merchant, will be made on a daily basis as the price of the index or securities fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

                  There are several risks in connection with the use of municipal obligation index and interest rate futures contracts as a hedging device. Successful use of these futures contracts by the Fund is subject to the Manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal obligation portfolio. In addition, there can be no assurance that a correlation would exist between movements in the price of the municipal obligation index or the debt security underlying the futures contract and movement in the price of the municipal obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal obligations and technical influences on futures trading. The Fund's municipal obligations and the municipal obligations in the index may also differ in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

                  Although the Fund intends to enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for a contract at any particular time, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event it will not be possible to close a futures position and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal obligations will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on a futures contract.

                  If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of municipal obligations it holds and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the municipal obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

                  Options on Interest Rate Futures Contracts. The Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee such closing transactions can be effected.

                  Options on interest rate futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in interest rate futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  There are several risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Manager which could prove to be inaccurate. Even if the Manager's expectations are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's securities.

                  Regulatory Restrictions. To the extent required to comply with applicable Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.


     The Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the aggregate initial margin deposits for futures contracts held by the Fund plus premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts. The Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase.


                  Accounting and Tax Considerations. When the Fund writes an option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option.

                  In the case of a regulated futures contract purchased or sold by the Fund, an amount equal to the initial margin deposit is recorded as an asset. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.


                  Certain listed options and futures contracts are considered "section 1256 contracts" for federal income tax purposes. See "Tax Matters." In general, gain or loss realized by the Fund on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and at October 31 for purposes of calculating the Fund's liability for a 4% federal excise tax) will be "marked to market", that is, treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.


                  Gain or loss realized by the Fund upon the expiration or sale of certain over-the-counter put and call options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the expiration or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.


                  Any security, option or futures contract, delayed delivery transaction, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts will constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until such position is disposed of; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

PORTFOLIO TURNOVER RATE

                  The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the last fiscal year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the Fund turnover rate will not be a limiting factor whenever the Fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types often-exempt securities. For the fiscal years ended May 31, 1999, 2000 and 2001 the Fund's portfolio turnover rate was 23%, 35% and 58%, respectively.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS

                  The business and affairs of the Fund, including the general supervision of the duties performed by the Manager under the Investment Management Agreement, are the responsibility of the Board. The Board currently has nine Directors, one of whom is an "interested person" (as such term is defined in the 1940 Act) and eight of whom are not interested persons. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.




                                        POSITIONS AND               PRINCIPAL OCCUPATIONS
                                       OFFICES WITH THE             DURING PAST FIVE YEARS
   NAME AND ADDRESS                          FUND                          AND AGE
-------------------------------   ---------------------------   ----------------------------------

Heath B. McLendon*+ (68)             Chairman of the Board of   Managing Director of Salomon Smith
   125 Broad Street                  Directors, Chief           Barney; Director  of 77 investment
   New York, NY 10004                Executive Officer and      companies associated with
                                     President                  Citigroup; President and Director
                                                                of SBFM and Travelers Investment
                                                                Adviser, Inc. ("TIA"); formerly
                                                                Chairman of the Board of Smith
                                                                Barney Strategy Advisors Inc.

+Martin Brody (80)                   Director                   Consultant, HMK Associates;
   c\o HMK Associates                                           retired Vice Chairman of the Board
   30 Columbia Turnpike                                         of Restaurant Associates Corp.
   Florham Park, NJ 07932

+Allan J. Bloostein (71)             Director                   President of Allan J. Bloostein
   717 Fifth Avenue                                             Associates, a consulting firm;
   21st Floor                                                   retired Vice Chairman and Director
   New York, NY 10022                                           of May Department Stores; Director
                                                                of Taubman Centers, Inc.; retired
                                                                Director of CVS Corporation.

+Dwight B. Crane (63)                Director                   Professor, Harvard Business School;
   Harvard Business School                                      Director of Micro Forum, Inc.
   Soldiers Field Road
   Boston, MA 02163

+Paulo M. Cucchi (59)                Director                   Vice President and Dean of College
   Drew University                                              of Liberal Arts at Drew University.
   108 Brothers College
   Madison, NJ 07940

+Robert A. Frankel (74)              Director                   Managing Partner of Robert A.
   8 John Walsh Blvd.                                           Frankel Management Consultants;
   Peekskill, NY 10566                                          formerly Corporate Vice President
                                                                of The Reader's Digest
                                                                Association Inc.

+Dr. Paul Hardin (70)                Director                   Chancellor Emeritus and Professor
   12083 Morehead                                               of Law at the University of North
   Chapel Hill, NC 27514-8426                                   Carolina at Chapel Hill; formerly
                                                                Chancellor of the University of
                                                                North Carolina at Chapel Hill.


+William R. Hutchinson (58)          Director                   President, WR Hutchinson &
   535 N. Michigan                                              Associates, Inc. (oil industry
   Suite 1012                                                   consulting); formerly Group Vice
   Chicago, IL  60611                                           President, Mergers & Acquisitions
                                                                BP Amoco p.l.c.; formerly Vice
                                                                President-Financial Operations
                                                                Amoco Corporation; Director of
                                                                Associated Bank and of


                                        POSITIONS AND               PRINCIPAL OCCUPATIONS
                                       OFFICES WITH THE             DURING PAST FIVE YEARS
   NAME AND ADDRESS                          FUND                          AND AGE
-------------------------------   ---------------------------   ----------------------------------
                                                                Associated Bank-Corp.

+George M. Pavia (72)                Director                   Senior Partner, Pavia & Harcourt,
   Pavia & Harcourt                                             Attorneys.
   600 Madison Avenue
   New York, NY, 10022

Joseph P. Deane (54)                 Vice President and         Managing Director of Salomon Smith
   333 West 34th Street              Investment Officer         Barney; Investment Officer of SBFM.
   New York, NY 10001

David Fare (38)                      Investment Officer         Investment Officer of SBFM.
   333 West 34th Street
   New York, NY 10001

Lewis E. Daidone (44)                Senior Vice President,     Managing Director of Salomon
    125 Broad Street                 Chief Financial and        Smith Barney, Senior Vice
    New York, NY 10004               Accounting Officer and     President or Executive Vice
                                     Treasurer                  President and Treasurer of 61
                                                                investment companies associated
                                                                with Citigroup; Director and
                                                                Senior Vice President of SBFM
                                                                and TIA.

Christina T. Sydor (50)              Secretary                  Managing Director of Salomon Smith
   666 Fifth Avenue                                             Barney; Secretary of 61
   New York, NY  10103                                          investment companies associated
                                                                with Citigroup; Secretary and
                                                                General Counsel of SBFM and TIA.

* Denotes a director who is an "interested person" of the Fund as defined in the 1940 Act.
+ Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Salomon Smith Barney is affiliated.


                  The Fund pays each of its directors who is not a director, officer or employee of SBFM, or any of its affiliates, an annual fee of $5,000 plus $500 for each in-person board meeting and $100 for each telephonic board meeting attended. In addition, the Fund will reimburse these directors for travel and out-of-pocket expenses incurred in connection with Board meetings. The board meeting fees and out-of-pocket expenses are borne proportionately by each individual fund or portfolio in the Fund Complex. For the fiscal year ended May 31, 2001, such fees totaled $39,349.


                  The following table sets forth compensation paid by the Fund to each person who was a Director during the Fund's most recent fiscal year (from June 1, 2000 through May 31, 2001). The Fund does not have a retirement or pension plan.

                                                     PENSION OR
                                                     RETIREMENT           TOTAL
                                     AGGREGATE    BENEFITS ACCRUED      COMPENSATION
                                   COMPENSATION   AS PART OF FUND        FROM FUND
     NAME OF DIRECTOR                FROM FUND        EXPENSES            COMPLEX
-------------------------------  ---------------  ----------------  --------------------
Martin Brody .................        $ 6,517            $0              $ 132,950
Paolo M. Cucchi ..............        $ 2,250            $0              $  12,250
Dwight B. Crane ..............        $ 6,033            $0              $ 153,175
Allan J. Bloostein+ ..........        $ 6,533            $0              $ 109,500
Robert A. Frankel. ...........        $ 7,033            $0              $  72,850
Dr. Paul Hardin ..............        $ 1,250            $0              $  93,150
Heath B. McLendon* ...........        $     0            $0              $       0
William R. Hutchinson+ .......        $ 6,550            $0              $  38,300
George M. Pavia ..............        $ 1,750            $0              $  18,350

-----
* Designates a Director who is an "interested person" of the Fund.


                  At the end of the calendar year during which a Director attains the age of 80, the Director is required to change to emeritus status. Directors emeritus are entitled to serve in Emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's fiscal year ended May 31, 2001, aggregate compensation paid by the Fund to Directors Emeritus totaled $2,750.


                  The Fund has no compensation committee of the Board of Directors, or any committee performing similar functions. The Fund has a nominating committee composed of directors who are the non-interested directors, which is charged with recommending nominees for election as directors of the Fund. The nominating committee will accept nominations for the office of director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has an audit committee composed of the non-interested directors, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors as set forth in the committees's charter. The audit committee held one meeting during the Fund's most recent fiscal year. The Fund has a pricing committee composed of the non-interested directors which is charged with determining fair value prices for securities when required. The pricing committee held one meeting during the Fund's last fiscal year.



INVESTMENT MANAGER AND ADMINISTRATOR


                  Smith Barney Fund Management LLC, or SBFM (formerly known as SSB Citi Fund Management LLC), serves as investment adviser to the Fund pursuant to the Investment Management Agreement, dated July 30, 1993, a form of which was most recently approved by the Board, including a majority of those directors who are not "interested persons" of the Fund or the Manager ("non-interested directors"), on August 26, 2001. Pursuant to the Investment Management Agreement, the Fund has retained the Manager to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objective and policies, as may be necessary for the investment activities of the Fund.



                  The Investment Management Agreement also provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations under the Investment Management Agreement. The Investment Management Agreement is terminable by vote of the Board or by the holders of a majority of Common Stock, at any time without penalty on 60 days written notice to the Manager. The Investment Management Agreement may also be terminated by the Manager on 90 days' written notice to the Fund. The Investment Management Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).


                   For investment adviser services rendered to the Fund, the Manager receives from the Fund a fee, computed and paid monthly at the annual rate 0.70% of the value of the Fund's average daily net assets. For the fiscal years ended May 31, 1999, 2000 and 2001 such fees amounted to $2,712,616, $2,089,549 and $827,251, respectively. Effective September 1, 1998, the Manager instituted a voluntary fee waiver whereby the aggregate of its advisory and administrative fees did not exceed an annual rate of 0.33% of average daily net assets for the fiscal year ended May 31, 2001. The Manager intends to reduce or eliminate its waiver of fees with regard to the Fund upon the issuance of the Preferred Shares. The Manager also intends to reduce its aggregate management and administrative fees to 0.65%, on an annual basis, on those assets of the Fund equal to the product of the number of Preferred Shares outstanding multiplied by the liquidation value of such shares upon the issuance of the Preferred Shares. The blended aggregate management and administrative fees after the issuance of the Preferred Shares, based on the Fund's current net assets including the proceeds of the $250,000,000 of Preferred Shares to be issued pursuant to this Prospectus, would equal 0.82%. Moreover, the Manager may waive additional fees from time to time solely in its discretion.


                  SBFM also serves as administrator of the Fund pursuant to a written agreement dated June 1, 1994 ("the Administration Agreement"), a form of which was most recently approved by the Board, including a majority of non-interested directors, on August 26, 2001. SBFM oversees the Fund's non-investment operations and its relations with its service providers. SBFM administers the Fund's corporate affairs subject to the supervision of the Board and in connection therewith furnishes the Fund with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to shareholders and the Commission and the filing of federal, state and local income tax returns) as are not being furnished by the Fund's custodian.

                  For administrative services rendered to the Fund, SBFM received from the Fund a fee computed and paid monthly at the annual rate 0.20% of the value of the Fund's average daily assets. For the fiscal years ended May 31, 1999, 2000 and 2001, SBFM or its predecessor received $775,034, $759,060 and $143,195 respectively, in administration fees.

                  The Manager pays the salary of any officer or employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services as investment adviser.

                  Although the Manager intends to devote such time and effort to the business of the Fund as reasonably necessary to perform its duties to the Fund, the services of the Manager are not exclusive and the Manager provides similar services to other investment companies and may engage in other activities.

                  Joseph P. Deane, vice-president and investment officer of the Fund, has been primarily responsible for the day-to-day management of the Fund since 1992, when the Fund commenced operations. Mr. Deane is the senior portfolio manager for a number of investment companies and other accounts investing in tax-exempt securities.

CODE OF ETHICS

                  Pursuant to Rule 17j-1 of the 1940 Act, the Fund and the Manager have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                  The Fund's Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the Commission's Web site at http://www.sec.gov. A copy of the
                                         ------------------
Code of Ethics may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's
                              ------------------
Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

                  Subject to the general supervision of the Board, the Manager is responsible for decisions to buy and sell securities and the selection of broker-dealers to effect the transactions.

                  Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. [The Fund has paid no brokerage commissions since its commencement of operations. TO BE UPDATED]

                  Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for fund transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager and the fees of the Manager are not reduced as a consequence of their receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other clients and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

                  The Fund will not purchase municipal obligations during the existence of any underwriting or selling group relating thereto of which Salomon Smith Barney or its affiliates are members except to the extent permitted by the SEC including under Rule 10f-3 under the 1940 Act. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation.

                  The Manager currently serves as investment adviser to other investment companies, some of which invest principally in municipal securities. In the future it may act as investment adviser to other investment companies or accounts that invest in municipal securities. Although each investment company is individually managed, from time to time the Manager may, to the extent permitted by law, allocate purchase or sale transactions among various investment companies and other accounts. In making such allocations the Manager will consider, among other things, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities and the liquidity of the portfolio.

                  The Board will review periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

                                 NET ASSET VALUE

                  The Fund's net asset value is calculated as of the close of regular trading of the NYSE (normally 4:00 p.m., New York time) on the last day on which the NYSE is open for trading of each week and month. For the purposes of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Preferred Shares and (3) accumulated and unpaid dividends on the outstanding Preferred Shares. Investments in U.S. Government securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the Board.

                  The valuation of the Fund's assets is made by the Manager after consultation with an independent pricing service (the "service") approved by the Board. When, in the judgment of the service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the service, no readily obtainable market quotation is available (which may constitute a majority of the Fund's securities), are carried at fair value as determined by the service. The service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace the service at any time if it determines it to be in the best interests of the Fund to do so.

                        ADDITIONAL INFORMATION CONCERNING
                       THE AUCTIONS FOR PREFERRED SHARES

GENERAL

                  Auction Agency Agreement. The Fund has entered into an Auction
                  ------------------------
Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of each series of Preferred Shares is to be based on the results of the Auction.

                  Broker-Dealer Agreements. Each Auction requires the
                  ------------------------
participation of one or more Broker-Dealers. The Auction Agent will enter into one or more agreements (collectively, the "Broker-Dealer Agreements") with Broker-Dealers selected by the Fund, which provide for the participation of Broker-Dealers in Auctions for shares of each series of Preferred Shares. See "Broker-Dealers" below.

                  Securities Depository. The Depository Trust Company ("DTC")
                  ---------------------
will act as the Securities Depository for the participants in Preferred Shares (the "Agent Members") with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares -- Voting Rights" in the Prospectus, Cede & Co. will be the holder of record of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

                  DTC, a New York-chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

                  The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

                  The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of each series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

                  The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

                  The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

                  The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

                  The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

                 The Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effective of depriving shareholders of an opportunity to sell their shares at a premium over the prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board is classified into three classes each with a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. The Articles of Incorporation provide that the maximum number of directors that may constitute the Fund's entire board is 12. Director may be removed from office with or without cause, only by a vote of the holders of 75% of the shares of the Fund entitled to be voted on that matter.

                  The Articles of Incorporation require the affirmative vote of at least two-thirds of the outstanding shares of the Fund to authorize the conversion of the Fund from a closed-end to an open-end investment company as defined in the 1940 Act, unless approved by at least two-thirds of the Continuing Directors (as defined below). In the latter case, the affirmative vote of at least a majority of the shares outstanding and entitled to vote will be required to approve the amendment to the Articles of Incorporation providing for the conversion of the Fund.

                  The affirmative votes of at least 75% of the directors and the holders of at least 75% of the shares of the Fund are required to authorize any of the following transactions (referred to individually as a "Business Combination"): (1) a merger, consolidation or share exchange of the Fund with or into any other person (referred to individually as a "Reorganization Transaction"); (2) the issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any other person or entity for cash, securities of other property (or combinations thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund in connection with a public offering, issuance of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and issuance's of securities of the Fund upon the exercise for any stock subscriptions rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Fund having aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of its business (each such sale, lease, exchange, mortgage, pledge, transfer or other disposition being referred to individually as a "Transfer Transaction"). The same affirmative votes are required with respect to: any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence (referred to individually as a "Termination Transaction"); and any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

                  A 75% shareholder vote will not be required with respect to a Business Combination if the transaction is approved by a vote of a least 75% of the Continuing Directors (as defined below) or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied. In such case, a majority of the votes entitled to be cast by shareholders of the Fund will be required to approve the transaction if it is a Reorganization Transaction or a Transfer Transaction that involves substantially all of the Fund's assets and no shareholder vote will be required to approve the transaction if it is any other Business Combination. In addition, a 75% shareholder vote will not be required with respect to a Termination Transaction if it is approved by a vote of at least 75% of the Continuing Directors, in which case a majority of the votes outstanding and then entitled to be cast by shareholders of the Fund will be required to approve the transaction.

                  The voting provisions described above could have the effect of depriving common shareholders of the Fund of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Board, however, these provisions offer several possible advantages including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of capital stock required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The percentage vote required under these provisions is higher than that required under Maryland law or by the 1940 Act. The Board believes that the provisions of Articles relating to such a higher vote are in the best interest of the Fund and its shareholders.

                  A "Continuing Director" as used in the discussion above, is any member of the Board (1) who is not person or affiliate of a person who enters or proposes to enter into a Business Combination with the Fund (such person or affiliate being referred to individually as an "Interested party") and
(2) who has been a member of the Board for a period of least 12 months or is a successor of a Continuing Director who is unaffiliated with an Interested party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors.

                  Reference should be made to the Articles on file with the SEC for the full text of these provisions.

             REPURCHASE OF COMMON STOCK; CONVERSION TO OPEN-END FUND

                  The Fund may repurchase shares of its Common Stock in the open market or in privately negotiated transactions when the Fund can do so at prices below their then current net asset value per share on terms that the Board believes represent a favorable investment opportunity, but has no obligation to do so.

                  The market prices of the Fund shares may, among other things, be determined by the relative demand for and supply of the shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Any acquisition of Common Stock by the Fund will decrease the total assets of the Fund and therefore have effect of increasing the Fund's expense ratio. The Fund may borrow money to finance the repurchase of shares subject to the limitations described in the Prospectus. Any interest on the borrowings will reduce the Fund's net income.

                  If a tender offer is authorized to be made by the Board, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by the shareholder (or attributed to him or her for federal income tax purposes under Sections 318(a) and 302(c) of the
Code). A shareholder who tenders all of the shares actually and constructively owned by that shareholder will realize a taxable gain or loss depending upon the amount of cash received and his or her basis in his or her shares.

                  In addition, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

                  Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, although in some cases they may trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the Fund. As a result, the market price of the Common Stock may be greater or less than net asset value. Since the commencement of the Fund's operations, the Fund's Common Stock have traded in the market at prices that were at times equal to, but generally were below, net asset value.

                  Some closed-end companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

                  The Board has seen no reason to adopt any of these actions. The experience of many closed-end funds suggests that the effect of many of these actions (other than open-ending) on the discount may be temporary and insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the Fund's shares to trade at a price equal to their net asset value.

                  The repurchase by the Fund of its shares of Common Stock at prices below net asset value will result in an increase in the net asset value of those shares of Common Stock that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares of Common Stock trading at a price equal to their net asset value.

                  In addition, a purchase by the Fund of its shares of Common Stock will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its shares of Common Stock at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding shares of Common Stock then remaining.

                  See "Certain Provisions in the Charter and Bylaws" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's shares of Common Stock would no longer be listed on the New York Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.


                           DIVIDEND REINVESTMENT PLAN

                  All dividends or distributions with respect to shares of Common Stock are reinvested automatically in additional shares through participation in the Fund's dividend reinvestment plan, unless a shareholder elects to receive cash.

                  Under the Fund's dividend reinvestment plan, a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares of Common Stock registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders of Common Stock who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

                  The number of shares of Common Stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share of Common Stock most recently determined as described under "Net Asset Value" or (2) 95% of the market price.

                  If the market price of the Common Stock is less than the net asset value of the Common Stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the Common Stock, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. PFPC will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.


                  PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a Common Stock shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

                  Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and distributions; dividend reinvestment plan dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the plan. Each plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made under the plan. Experience under the plan may indicate that changes to it are desirable.

                  The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266 or by telephone at 1-800-331-1710.


                                   TAX MATTERS

                  The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders who should consult their own tax advisors.

                  The Fund has qualified and intends to continue to qualify each year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and to satisfy conditions contained in the Code which will enable interest from municipal obligations owned by the Fund to be exempt from regular federal income tax in the hands of owners of the Fund's shares, subject to the possible application of the AMT.

                  To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and engaged in the same, similar or related trades or businesses.

                  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year with respect to its taxable net investment income (i.e., its "investment company taxable income," as that term is defined in the Code, determined without regard to the deduction for dividends paid) and its net capital gains (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes an amount equal to at least 90% of the sum of its net investment income and its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions) for such taxable year.

                  In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "The Fund's Investments" in the Prospectus and "Investment Policies and Techniques" in this Statement of Additional Information. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular federal corporate income tax upon its taxable income for that year (computed without any deduction for the dividends paid by the Fund to its shareholders), and distributions by the Fund to its shareholders would be taxable to such holders as ordinary income to the extent of the current or accumulated earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a nondeductible 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, if any, to the extent possible, by the close of each calendar year.


                  As described above, the Fund may invest in financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, thus, will affect the amount of capital gains distributed to the Fund's shareholders.


                  For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Fund may be treated as realizing at the end of its taxable years a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on
Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market system will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both Section 1256 Contracts and offsetting positions in those contracts, then the Fund might not be able to receive the benefit of certain realized losses for an indeterminate period of time. The Fund expects that its activities with respect to Section 1256 Contracts and offsetting positions in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the taxable years in which the losses actually occur (to the extent it realizes corresponding gains in such years).

                  The Fund intends to qualify to pay "exempt-interest" dividends, as defined in the Code, on its shares of Common Stock and Preferred Shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal obligations. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on tax-exempt municipal obligations and are so designated by the Fund. Exempt-interest dividends will be exempt from regular federal income tax, but may be subject to the AMT. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal obligations will generally be excludable from federal gross income under Section 103(a) of the Code. In the case of municipal lease obligations, however, there can be no assurance that bond insurance payments received in lieu of interest on such obligations in the event of a "non-appropriation" will be excludable from gross income for federal income tax purposes. See "Investment Policies and Techniques" above. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary taxable income. Distributions to shareholders by the Fund of net income, if any, received from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. Distributions by the Fund of its net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of Common Stock or Preferred Shares. The amount of taxable income allocable to the Fund's Preferred Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on Preferred Shares which include an allocable portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on Preferred Shares will constitute exempt-interest dividends for federal income tax purposes. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends - received deduction available to corporate shareholders.


                  The Internal Revenue Service (the "IRS") requires that a regulated investment company which has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each taxable year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net interest which is exempt from regular federal income taxes, net interest which is subject to the AMT, net capital gain and other taxable income, if any, among its shares of Common Stock and each class of Preferred Shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund. The Fund will, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for regular federal income tax purposes to be included in any dividend on Preferred Shares prior to the Auction establishing the Applicable Rate for such dividend period. If (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on Preferred Shares without having given advance notice thereof to the Auction Agent as required by the Articles Supplementary solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund or
(b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for regular federal income tax purposes to Preferred Shares without having given advance notice thereof as described above, the Fund will make certain payments to owners of Preferred Shares to which such allocation was made to offset the federal income tax effect thereof as described under "Description of Preferred Shares -- Dividends and Dividend Periods -- Gross-up Payments" in the Prospectus.

                  In order for any distributions to owners of Preferred Shares to be eligible to be treated as exempt-interest dividends, such shares must be treated as stock rather than as indebtedness of the Fund for federal income tax purposes. The Manager believes the Preferred Shares should be treated as stock for federal income tax purposes.


                  If at any time when the Preferred Shares are outstanding, the Fund fails to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least

90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, the Fund will be required to redeem its shares of Preferred Shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.


                  The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares is not deductible for federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of the Fund's shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.


                  The interest on certain private activity bonds is not federally tax-exempt to a holder who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

                  The Fund may, at its option, redeem Preferred Shares in whole or in part, and is required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of a shareholder's interest in the Fund, (c) is substantially disproportionate with respect to a shareholder, or (d) with respect to non-corporate shareholders, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's ownership of shares of Common Stock will be taken into account.


                  Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gain. To the extent received by foreign investors, exempt-interest dividends, distributions of net long-term capital gain and gain from the sale or other disposition of Preferred Shares generally are exempt from U.S. taxation. Different tax consequences may result if the foreign owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.


                  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

                  Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund and affect the holding period of securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


                  The sale or other disposition of shares of Common Stock or Preferred Shares of the Fund (other than redemptions, the rules for which are described above) will normally result in capital gain or loss to shareholders if such shares are held as capital assets. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law short-term capital gains and ordinary income will be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. Under certain circumstances, a shareholder's holding period may have to restart after, or may be suspended for, any periods during which, the shareholder's risk of loss with respect to its shares is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.


                  Federal tax law imposes the AMT with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations which is subject to the AMT, a portion of the dividends paid by it, although exempt from regular federal income taxes, will be taxable to its shareholders to the extent that their tax liability is determined under the AMT. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to municipal obligations subject to the AMT. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings. Certain small corporations are not subject to the federal AMT.


                  Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.


                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to "backup withholding," the shareholder may be subject to a 30% "backup withholding" tax with respect to (1) taxable dividends and distributions and (2) the proceeds of any sales or repurchases of shares of Common Stock and Preferred Shares. An individual's taxpayer identification number is his social security number. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


                  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.


                  The value of shares of Common Stock acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income for federal income tax purposes to the extent that the cash amount reinvested would be excluded from gross income.


                  The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal income tax consequences of purchasing, holding and disposing of Fund shares.

                                     EXPERTS


                  The financial statements of the Fund as of May 31, 2001 incorporated by reference in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in their report thereon incorporated by reference therein, and is included in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

                                                                     Appendix A

                             RATINGS OF INVESTMENTS

                         MOODY'S INVESTORS SERVICE, INC.

                  A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows: DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

                  Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

                  Moody's applies the numerical note modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Advanced refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the United States government are identified with a number (hatchmark) symbol, e.g., Aaa.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated

Variable Moody's Investment Grade (MVIG). This distinction recognizes the difference between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2/VMIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing, in particular, is likely to be less well established.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                         STANDARD & POOR'S RATINGS GROUP

                  A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

                  AAA - Debt rated AAA has the highest rating assigned by S&P. Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is extremely strong under a variety of economic and underwriting conditions.

                  AA - Debt rated AA is an excellent financial instrument. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

                  A - Debt rated A is a good financial instrument. Capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

                  BBB - Debt rated BBB is an adequate financial security. Capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

                  Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicated that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L - The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

     + - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

     * - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

     NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

                  Municipal notes with maturities of three years or less are usually given note ratings (designated SP1, -2, or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                                FITCH IBCA, INC.

DESCRIPTION OF FITCH'S MUNICIPAL BOND RATINGS:

     AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

     AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

     BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

DESCRIPTION OF FITCH SHORT-TERM RATINGS:

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

     Fitch's short-term ratings are as follows:

     F1 + - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

     F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

     F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                                                      Appendix B
                                                                      ----------

                                    GLOSSARY

     The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE" on any date for any Rate Period of shares of a series of Preferred Shares, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and
(B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the interest equivalent of the 120-day and 180-day rates; (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; and (8) in the case of a Special Rate Period of 183 or more Rate Period Days, the Treasury Rate which most closely matches the Special Rate; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of the Articles Supplementary.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the trustees, directors, or executive officers of which is a Director of the Fund be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e) "ALL HOLD ORDER RATE" shall have the meaning specified in subparagraph b(iii) of Section 3 of Part I of the Articles Supplementary.

     (f) "ANNUAL VALUATION DATE" shall mean the last Business Day of each December of each year.

     (g) "APPLICABLE RATE" shall have the meaning specified in subparagraph
(e)(i) of Section 2 of Part I of the Articles Supplementary.

     (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of the Articles Supplementary.

     (k) "AUCTION DATE" with respect to any Rate Period for shares of a series of Preferred Shares, shall mean the Business Day next preceding the first day of such Rate Period.

     (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of the Articles Supplementary.

     (m) "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (n) "BENCHMARK RATE" shall have the meaning specified in paragraph (b)(iii) of Section 3 of Part II of the Articles Supplementary.

     (o) "BENEFICIAL OWNER" with respect to shares of a series of Preferred Shares, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of the Articles Supplementary.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of the Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in
Part II of the Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of the Articles Supplementary.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (v) "CHARTER" shall have the meaning specified on the first page of the Articles Supplementary.

     (w) "CLOSING TRANSACTION" shall have the meaning specified in paragraph
(a)(i)(A) of Section 13 of Part I of the Articles Supplementary.

     (x) "CODE" means the Internal Revenue Code of 1986, as amended.

     (y) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and any other commercial paper dealer selected by the Fund as to which Moody's, Fitch or any substitute rating agency then rating the Preferred Shares shall not have objected or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (z) "COMMON SHARES" shall mean the shares of common stock, par value $.001 per share, of the Fund.

     (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (bb) "DATE OF ORIGINAL ISSUE" with respect to shares of a series of Preferred Shares, shall mean the date on which the Fund initially issued such shares.

     (cc) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least P-1, MIG-1 or VMIG-1 by Moody's or F1 by Fitch.

     (dd) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the lesser of the Market Value or par value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, or (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or next call price thereof, including any call premium, divided by (2) the Fitch Discount Factor for Fitch Eligible Assets or the Moody's Discount Factor for Moody's Eligible Assets.

     (ee) "DIVIDEND PAYMENT DATE" with respect to shares of a series of Preferred Shares, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of
Part I of the Articles Supplementary.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 49 days thereafter.

     (ii) "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of the Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (jj) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Fitch Volatility Factor" and "Moody's Volatility Factor."

     (kk) "FITCH" shall mean Fitch Ratings and its successors.

     (ll) "FITCH DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

--------------------------------------------------------------------------------------------------------
                                           RATING CATEGORY
--------------------------------------------------------------------------------------------------------
EXPOSURE PERIOD                  AAA*        AA*         A*          BBB*         F1**        UNRATED***
--------------------------------------------------------------------------------------------------------
7 weeks .....................    151%       159%        166%         173%         136%           225%
--------------------------------------------------------------------------------------------------------
8 weeks or less but greater
than 7 weeks ................    154%       161%        168%         176%         137%           231%
--------------------------------------------------------------------------------------------------------
9 weeks or less but greater
than 8 weeks ................    158%       163%        170%         177%         138%           240%
--------------------------------------------------------------------------------------------------------


     *   Fitch rating (or, if not rated by Fitch, see (mm) below).

     **  Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see
(mm) below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

     *** Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see (mm) below) or unrated, not to exceed 10% of Fitch Eligible Assets.

     Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Fitch Eligible Assets. The Fitch Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

     (mm) "FITCH ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Fitch rating, as applicable, suspended by Fitch, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BB or lower or not rated (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated BBB by Fitch may comprise no more than 6% of total Fitch Eligible Assets; such Other Securities and BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Fitch, may comprise no more than 10% of total Fitch Eligible Assets; and such Other Securities, and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated AA by Fitch, may comprise no more than 20% of total Fitch Eligible Assets. For purposes of the foregoing sentence any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Fitch Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated BBB by Fitch, may comprise no more than 20% of total Fitch Eligible Assets; such Other Securities, BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Fitch, may comprise no more than 40% of total Fitch Eligible Assets; and such Other Securities and BBB and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated AA by Fitch, may comprise no more than 60% of total Fitch Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days, otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

     (nn) "FITCH HEDGING TRANSACTION" shall have the meaning specified in paragraph 13(b)(1) of Part I of the Articles Supplementary.

     (oo) "FITCH VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; and (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date described in (i) above in this definition instead shall be determined by reference to the following table:

     FEDERAL TAX RATE INCREASE                   FITCH VOLATILITY FACTOR
               5%                                       295%
              10%                                       317%
              15%                                       341%
              20%                                       369%
              25%                                       400%
              30%                                       436%
              35%                                       477%
              40%                                       525%

     (pp) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph
(a)(iv) of Section 13 of Part I of the Articles Supplementary.

     (qq) "FUND" shall mean the entity named on the first page of the Articles Supplementary, which is the issuer of the shares of Preferred Shares.

     (rr) "GROSS-UP PAYMENT" means payment to a Holder of shares of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of Preferred Shares is subject to the AMT with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of Preferred Shares at the maximum marginal combined regular Federal personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

     (ss) "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Fund.

     (tt) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of the Articles Supplementary.

     (uu) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (vv) "INITIAL RATE PERIOD" for shares of Series M, Series T, Series W, Series Th and Series F shall be the period from and including the Date of Original Issue thereof to but excluding __________ ___, 2002,
__________ ___, 2002, _________ ___, 2002, ___________ ___, 2002 and
__________ ___, 2002, respectively.

     (ww) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (xx) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (yy)  "LATE CHARGE" shall have the meaning specified in subparagraph
(e)(1)(B) of Section 2 of Part I of the Articles Supplementary.

     (zz) "LIQUIDATION PREFERENCE" with respect to a given number of shares of Preferred Shares, means $25,000 times that number.

     (aaa) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by FT Interactive Data, J.J. Kenny or any other pricing service or services designated from time to time by management or the Board of Directors, provided that management or the Board of Directors obtains written assurance from Moody's and Fitch, if Moody's and Fitch are then rating the Preferred Shares, and from any substitute rating agency then rating the Preferred Shares that such designation will not impair the rating then assigned by Moody's, Fitch or such substitute rating agency to the Preferred Shares (the "Pricing Service"). Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. If the Pricing Service fails to provide the Market Value of any Municipal Obligation, such Municipal Obligation shall be valued at the lower of two bid quotations (one of which shall be in writing) obtained by the Fund from two dealers who are members of the National Association of Securities Dealers, Inc. and are making a market in such Municipal Obligations. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value as determined by the Pricing Service or if the Pricing Service is not able to value such instruments they shall be valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

     (bbb) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY" as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

     (ccc) "MAXIMUM RATE" for shares of a series of Preferred Shares on any Auction Date for shares of such series, shall mean:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of the Articles Supplementary, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

     (A) the dividend rate on shares of such series for the then-ending Rate Period; and

     (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate

Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

     (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of the Articles Supplementary, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and
(3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (ddd) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (eee) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (fff) "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                                                  RATING CATEGORY
                         -----------------------------------------------------------------------------------
EXPOSURE PERIOD          Aaa*     Aa*     A*      Baa*    OTHER**   (V)MIG-1***    SP-1+****   UNRATED*****
-----------------------  -------  ------  ------  ------  --------  -------------  ----------  -------------

7 weeks ...............   151%     159%    166%   173%      187%        136%         148%          225%
8 weeks or less but
greater than 7 weeks...   154      161     168    176       190         137          149           231
9 weeks or less but
greater than 8 weeks...   158      163     170    177       192         138          150           240

     -----------------
     *    Moody's rating.

     **   Municipal Obligations not rated by Moody's but rated BBB by S&P.

     *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

     **** Municipal Obligations not rated by Moody's but rated A-1+ or SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

     ***** Municipal Obligations rated less than Baa3 by Moody's or less than BBB by S&P or not rated by Moody's or S&P not to exceed 10% of Moody's Eligible Assets.

     Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

     Notwithstanding the foregoing, inverse floating rate structured securities, including primary market and secondary market residual interest bonds, may constitute no more than 10% of the Discounted Value of Moody's Eligible Assets. The Moody's Discount Factor for such securities shall be the product of (x) the percentage determined by reference to the rating on the security underlying such inverse floating rate structured securities multiplied by (y) 1.25.

     (ggg) "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB or lower by S&P, or Ba or lower by Moody's, or not rated by S&P or Moody's (for the purposes of this definition only, "Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa, and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities issued by issuers located within a single state or territory may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa, A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within a single state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements and applying the applicable Moody's Discount Factor, if a Municipal Obligation is not rated by Moody's but is rated by S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Moody's rating which is one full rating category lower than its S&P rating, respectively; a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P; Moody's Eligible Assets should be calculated without including cash; and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Moody's Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days; otherwise, such Moody's Eligible Asset shall be valued at the Discounted Value of such Moody's Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's (if Moody's is then rating the Preferred Shares) has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset,
(b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by the Fund's investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities.

     (hhh) "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of the Articles Supplementary.

     (iii) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

       FEDERAL
       TAX RATE                                    VOLATILITY
       INCREASE                                      FACTOR
       --------                                    ----------

          5%                                          295%
         10%                                          317%
         15%                                          341%
         20%                                          369%
         25%                                          400%
         30%                                          436%
         35%                                          477%
         40%                                          525%

     (jjj) "MUNICIPAL INDEX" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of the Articles Supplementary.

     (kkk) "MUNICIPAL OBLIGATIONS" shall mean any and all instruments that pay interest or make other distributions that are exempt from regular Federal income tax and in which the Fund may invest consistent with the investment policies and restrictions contained in its registration statement on Form N-2 (333-73556) ("Registration Statement"), as the same may be amended from time to time.

     (lll) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

     (mmm) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of the Articles Supplementary) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (nnn) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of stock, including all outstanding shares of Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

     (ooo) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of the Articles Supplementary.

     (ppp) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of Preferred Shares pursuant to subparagraph
(d)(i) of Section 4 of Part I of the Articles Supplementary.

     (qqq) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of the Articles Supplementary.

     (rrr) "OTHER SECURITIES" shall have the meaning specified, as applicable, in the definitions of "Fitch Eligible Assets" and "Moody's Eligible Assets" above.

     (sss) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (vvv) "POTENTIAL HOLDER," with respect to shares of a series of Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.


     (www) "PREFERRED SHARES" shall have the meaning set forth on the first page of the Articles Supplementary.

     (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of Preferred Shares outstanding on such date multiplied by $25,000 plus any redemption premium applicable to shares of Preferred Shares then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for shares of Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this
Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the

Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the greater of the Moody's Volatility Factor (if Moody's is then rating the Preferred Shares) and the Fitch Volatility Factor (if Fitch is then rating the Preferred Shares) applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Moody's Volatility Factor and Fitch Volatility Factor applicable to a Special Rate Period of that length (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect, the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of Preferred Shares as of such Valuation Date; (F) the amount of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(G) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through
(i)(G).

     (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of the Articles Supplementary) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

     (aaaa) "PRICING SERVICE" shall have the meaning specified in the definition of "Market Value" above.

     (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on _________, 2002.

     (cccc) "Rate Multiple," for shares of Preferred Shares on any Auction Date, shall mean the percentage, determined as set forth in the columns below (depending on whether the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to such shares prior to the Auction establishing the Applicable Rate for such shares as provided in the Articles Supplementary) and based on the lower of the credit rating or ratings assigned, at the close of business on the Business Day next preceding such Auction Date, to shares of such Preferred Shares by Moody's or Fitch (or if Moody's and Fitch shall not make such rating available, the equivalent of either or both of such ratings by S&P or a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) that acts as a substitute rating agency in respect of shares of Preferred Shares) (the Fund taking all reasonable action to enable such rating agency to provide a rating for such shares):

         CREDIT RATING           APPLICABLE PERCENTAGE-   APPLICABLE PERCENTAGE-
                                    NO NOTIFICATION           NOTIFICATION
    MOODY'S           FITCH

  Aa3 or higher    AA- or higher          110%                    150%
----------------  --------------  ---------------------  -----------------------
    A3 to A1         A- to A+             125%                    160%
----------------  --------------  ---------------------  -----------------------
  Baa3 to Baa1     BBB- to BBB+           150%                    250%
----------------  --------------  ---------------------  -----------------------
  Ba3 to Ba1        BB- to BB+            200%                    275%
----------------  --------------  ---------------------  -----------------------
  Below Ba3         Below BB-             250%                    300%
----------------  --------------  ---------------------  -----------------------

     (dddd) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period of shares of such series that have a Moody's rating of Aaa (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of AAA (if Fitch is then rating the Preferred Shares) and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

     (eeee) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of the Articles Supplementary or paragraph (b) of Section 4 of Part I of the Articles Supplementary.

     (ffff) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean for purposes of calculation of Moody's Eligible Assets and Fitch Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) or (y) with counterparties having a Moody's long-term debt rating of at least Baa3 (if Moody's is then rating the Preferred Shares) and a Fitch long-term debt rating of BBB (if Fitch is then rating the Preferred Shares); and (ii) the Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in
(i) above.

     (gggg) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of the Articles Supplementary.

     (hhhh) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer, (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (iiii) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (jjjj) "S&P" shall mean Standard & Poor's Rating Group and its successors.

     (kkkk) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     (llll) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of the Articles Supplementary.

     (mmmm) "SPECIAL RATE PERIOD," with respect to shares of a series of Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of the Articles Supplementary.

     (nnnn) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of the Articles Supplementary.


     (oooo) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (pppp) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (qqqq) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (rrrr) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (ssss) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (tttt) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

     (uuuu) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean Credit Suisse First Boston or Morgan Stanley & Co., Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

     (vvvv) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (wwww) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of the Articles Supplementary.

     (xxxx) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of the Articles Supplementary.

     (yyyy) "TAXABLE INCOME" shall have the meaning specified in paragraph
(b)(iii) of Section 3 of Part II of the Articles Supplementary.

     (zzzz) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57 (a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

     (aaaaa) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (bbbbb) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
(i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer of U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (ccccc) "TREASURY FUTURES" shall have the meaning specified in paragraph
(a)(i) of Section 13 of Part I of the Articles Supplementary.

     (ddddd) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (eeeee) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
(i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

     (ggggg) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each month.

     (hhhhh) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of the Articles Supplementary.

     (iiiii) "WINNING BID RATE" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of the Articles Supplementary.

                           PART C - OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

       1.       Financial Statements

              Financial Statements included in Part A of this Registration
Statement:


                       Financial Highlights for each of the years ended May 31, 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001.*

                       Financial Highlights for the six months ended November 30, 2001.**


              Financial Statements included in Part B of this Registration
Statement:

                       Statement of assets and liabilities as of May 31, 2001.**

                       Statement of operations for the year ended May 31, 2001.**

                       Statement of Changes in net assets for each of the years ended May 31, 2000 and 2001.**

                       Report of Independent Auditors.**

              --------------------

              * Incorporated by reference to Registrant's May 31, 2001 Annual Report.

              ** Incorporated by reference to Registrant's November 30, 2001 Semi-Annual Report (unaudited).

2.        Exhibits:

a.  (1)  Articles of Incorporation of Registrant.**

    (2)  Article of Amendment to Articles of Incorporation of
    Registrant.**


    (3) Form of Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock.


b.  (1)  By-Laws of Registrant.**

    (2)  Amended By-Laws of Registrant.**

c.  Not applicable.

d.  (1)  Specimen Certificate of Common Stock, par value $.001 per share.**

    (2) Form of Specimen Stock Certificate representing shares of Preferred Stock, par value $.001 per share.

e.  Registrant's Dividend Reinvestment Plan.+

f.  Not applicable.

g. (1) Form of Investment Advisory Agreement between Registrant and Shearson Lehman Advisors.**

    (2) Form of Investment Advisory Agreement between Registrant and Greenwich Street Adviser.****

h.  (1)  Form of Underwriting Agreement for the issuance of Common
    Stock.***

    (2)  Form of Underwriting Agreement for the issuance of Preferred
    Stock.

i.  Not applicable.

j.  (1)  Form of Custody Agreement.++

    (2)  Form of Master Custodian Agreement.++++++

k.  (1)  Transfer Agency and Registrar Agreement.+++

    (2)  Administration Agreement.++++


    (3) Form of Auction Agency Agreement between the Fund and Deutsche Bank Trust Company Americas.*


    (4) Form of Broker-Dealer Agreement between the Fund and Salomon Smith Barney Inc.*

         (5) Form of Letter of Representations.*

1.       (1) Opinion and Consent of Willkie Farr & Gallagher.*

         (2) Opinion and Consent of Venable, Baetjer and Howard, LLP.*

m.       Not applicable.

n.       (1) Consent of KPMG LLP.

         (2) Power of Attorney.*****

o.       Not applicable.

p.       Purchase Agreement.**

q.       Not applicable.

r.       Code of ethics.+++++

---------------------------
*         To be filed by amendment.

** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement No. 33-47116, filed by Registrant on May 14, 1992.

*** Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Registration Statement No. 33-47116 filed by Registrant on June 18, 1992.

**** Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 to the Registration Statement No. 33-47116 filed by Registrant on October 14, 1993.

***** Incorporated by reference to Exhibit No. 2 of the initial Registration Statement (No. 33-47116) filed by Registrant on January 16, 2002.

+ Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to the Registration Statement No. 33-47116 filed by Registrant on August 16, 1999.

++ Incorporated by reference to the Registrant's Post-Effective Amendment No. 8 to the Registration Statement No. 33-47116 filed by Registrant on September 23, 1996.

 +++ Incorporated by reference to the Registrant's Post-Effective Amendment No. 4 to the Registration Statement No. 33-47116 filed by Registrant on August 4, 1993.

 ++++ Incorporated by reference to the Registrant's Post-Effective Amendment No. 7 to the Registration Statement No. 33-47116 filed by Registrant on September 30, 1996.

 +++++ Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 to the Registration Statement No. 33-7116 filed by Registrant on August 31, 2000.

 ++++++ Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (No. 333-73414) filed by Intermediate Muni Fund, Inc. on January 22, 2002.

          ITEM 25:  MARKETING ARRANGEMENTS

          Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed as Exhibit h.2.

ITEM 26:  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

        Securities and Exchange Commission fees.......   $ 23,000
        Printing and engraving expenses...............     70,000
        Legal Fees....................................    140,000
        Accounting expenses...........................     10,000
        Rating Agency Fees............................     50,000
        Miscellaneous expenses........................          0
                                                         --------
               Total..................................   $293,000
                                                         ========

ITEM 27:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 28:  NUMBER OF HOLDERS OF SECURITIES

          At April 30, 2002:

        ----------------------------------------- ----------------------
                                                         NUMBER OF
                    TITLE OF CLASS                   RECORD HOLDERS
                    --------------                   ---------------
        ----------------------------------------------------------------
        Common Stock, $.001 par value
                                                           557
        ----------------------------------------- ----------------------
        Preferred Shares, $.001 par value                   0

        ----------------------------------------- ----------------------

ITEM 29:  INDEMNIFICATION

          Under Registrant's Articles of Incorporation, the directors and officers of Registrant will be indemnified by the Registrant to the fullest extent permitted by the Maryland General Corporation Law, including the advancing of expenses, subject to any limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations promulgated thereunder.

          Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances. Article VII of the Registrant's Articles of Incorporation provides that a director or officer of the Registrant will not be liable to the Registrant or its shareholders for damages except to the extent such exemption from liability or limitation thereof is not permitted by law as currently in effect or as the same may hereafter be amended. The Registrant's Articles of Incorporation also provide that no amendment to the Articles of Incorporation will affect any right of any person under this Article VII based on any event, omission or proceeding prior to the amendment.

          Reference is also made to the Investment Advisory Agreement between the Registrant and Greenwich Street Advisers incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement (No. 33-47116) filed by Registrant on October 14, 1993 and to the Underwriting Agreement for the issuance of Preferred Stock (to be filed as an Exhibit to this Registration Statement).

          Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the Preferred Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Investment Adviser: Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("Smith Barney Fund Management").

          Smith Barney Fund Management serves as the Fund's investment manager. Through its predecessors, Smith Barney Fund Management has been in the investment counseling business since 1934 and is a registered investment adviser under the Investment Advisers Act of 1940 (the "Adviser Act"). Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). See "Management of the Fund" in the Prospectus.

          Registrant is fulfilling the requirement of this Item 30 to provide a list of the offices and directors of its investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by that entity or those of its officers and directors during the past two years, by incorporating herein by reference the information contained in the current Form ADV filed with the

Securities and Exchange Commission by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940, as amended.

ITEM 31:  LOCATION OF ACCOUNTS AND RECORDS


       State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and PFPC Global Fund Services, P.O. Box 8030, Boston Massachusetts 02266-8030 respectively maintain the custodian and the shareholders servicing agent records required by Section 31(a).


       All other records required by Section 31(a) are maintained at the offices of the Registrant at 125 Broad Street, New York, New York 10004 (and preserved for the periods specified by Rule 31a-2).

ITEM 32:  MANAGEMENT SERVICES

       Not applicable.

ITEM 33:  UNDERTAKINGS

             (1) Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if (i) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (ii) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus. (2) Not applicable.

             (2) Not applicable.

             (3) Not applicable.

             (4) Not applicable.

             (5) The Registrant undertakes that:

                 a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                 b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 10,
2002.


                                       MANAGED MUNICIPALS PORTFOLIO INC.

                                       By: /s/ Heath B. McLendon
                                          --------------------------------------
                                          Heath B. McLendon
                                          Chief Executive Officer,
                                          President and Chairman of the Board of
                                          Directors

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                     Signature                                    Title                        Date
                     ---------                                    -----                        ----

PRINCIPAL EXECUTIVE OFFICER:

/s/ Heath B. McLendon
-------------------------------------------------        Chief Executive Officer,           May 10, 2002
Heath B. McLendon                                     President and Chairman of the
                                                            Board of Directors
PRINCIPAL FINANCIAL AND
PRINCIPAL ACCOUNTING OFFICER:

/s/ Christina T. Sydor*
-------------------------------------------------      Senior Vice President, Chief         May 10, 2002
Lewis E. Daidone                                         Financial and Accounting
                                                          Officer and Treasurer

ADDITIONAL DIRECTORS:
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Martin Brody
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Allan J. Bloostein
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Dwight B. Crane
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Paulo M. Cucchi
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Robert A. Frankel
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
Paul Hardin
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
William R. Hutchinson
                                                                   Director                 May 10, 2002
/s/ Christina T. Sydor*
-------------------------------------------------
George M. Pavia


* Pursuant to a power of attorney authorizing Heath B. McLendon, Lewis E. Daidone and Christina T. Sydor to execute amendments to this Registration Statement, previously filed as an exhibit to this Registration Statement.

                                  EXHIBIT INDEX

----------------- ---------------------------------------------------------
EXHIBIT
NUMBER             DESCRIPTION
------             -----------
----------------- ---------------------------------------------------------
  a.3 Form of Articles Supplementary Creating and Fixing the Rights and Preferences of Municipal Auction Rate Cumulative Preferred Stock.
----------------- ---------------------------------------------------------
  d.2 Form of Specimen Stock Certificate representing shares of Preferred Stock, par value, $.001 per share.
----------------- ---------------------------------------------------------
  h.2 Underwriting Agreement for the issuance of Municipal Auction Rate Cumulative Preferred Stock, Series M, T, W, Th and F.
----------------- ---------------------------------------------------------
  n.1             Consent of KPMG.
----------------- ---------------------------------------------------------